UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.          )

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Filed by Party other than Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement	☐	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

BEELINE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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$_____ per share as determined under Rule 0-11 under the Exchange Act.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Beeline Holdings, Inc.

188 Valley Street, Suite 225,

Providence, RI, 02909

888-810-5760

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 2, 2025

To the Stockholders of Beeline Holdings, Inc.:

We are pleased to invite you to attend our 2025 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at 11:00 a.m., Eastern Time on October 2, 2025, virtually via audio conference call and no in person meeting will be held. The Annual Meeting is being held to:

1. Elect six directors for a one-year term expiring at the next annual meeting of stockholders;

2. Approve the Amended and Restated 2025 Equity Incentive Plan;

3. Approve the increase in Common Stock issuable under the Company’s Series G Convertible Preferred Stock and Warrants;

4. Approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting;

Note: Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on August 8, 2025 as the record date for a determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

In accordance with rules of the Securities and Exchange Commission, instead of mailing printed copies of our proxy materials to each stockholder of record, we are furnishing the proxy materials for the Annual Meeting by providing access to these documents on the Internet. A notice of Internet availability of proxy materials (the “Notice”) is being mailed to our stockholders on or about August 18, 2025. The Notice contains instructions for accessing and reviewing our proxy materials and submitting a proxy over the Internet. Our proxy materials were made available at www.BLNE.vote on the date that we first mailed or delivered the Notice. The Notice also contains instructions on how to request our proxy materials in printed form or by e-mail, at no charge. The Notice contains a control number that you will need to submit a proxy to vote your shares. We encourage stockholders to access our proxy materials electronically to reduce our impact on the environment.

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

to Be Held on October 2, 2025

The Notice, Proxy Statement and 2024 Annual Report on Form 10-K are available at www.BLNE.vote.

This year, our Annual Meeting will be accessible exclusively via live audio conference call and no in person meeting will be held. You can attend our Annual Meeting by joining the audio conference call. The Annual Meeting will be conducted via an audio conference call and not in person. To be admitted to the Annual Meeting, you must have the control number found on your proxy card or voting instruction form. We have adopted an audio conference format for our Annual Meeting, which allows us to make participation accessible for stockholders from any geographic location with phone connectivity.

Whether or not you expect to participate in the Annual Meeting, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by phone or by signing, dating, and returning the enclosed proxy card will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today.

By the Order of the Board of Directors:

/s/ Christopher R. Moe
Chief Financial Officer
Corporate Secretary

August 18, 2025

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Beeline Holdings, Inc.

188 Valley Street, Suite 225,

Providence, RI, 02909

888-810-5760

2025 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

This Proxy Statement is being made available to the holders of shares of the voting stock of Beeline Holdings, Inc., a Delaware corporation (“Beeline” or the “Company”) in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the 2025 Annual Meeting of Stockholders of Beeline (the “Annual Meeting”) to be held at 11:00 a.m. Eastern Time on October 2, 2025. The Annual Meeting will be a virtual meeting conducted via an audio conference call and no in person meeting will be held. To attend the Annual Meeting, vote your shares, and submit your questions during the Annual Meeting, dial 1-877-407-3088 (Toll Free) and present your unique 12-digit control number. The Notice of Internet availability of proxy materials is first being mailed to our stockholders on or about August 18, 2025.

Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

In accordance with the Securities and Exchange Commission (the “SEC”) rules, we may furnish proxy materials, including this Proxy Statement and our Annual Report on Form 10-K (our “Annual Report”), to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Accordingly, we are sending a Notice of Internet availability of proxy materials to our stockholders of record and beneficial holders as of August 8, 2025, which is the record date for the Annual Meeting.

How can I access the proxy materials over the internet?

The Notice of Internet availability of proxy materials, and proxy card or voting instruction card included with the proxy materials for the Annual Meeting will contain instructions on how to view the proxy materials on the Internet. Electronic copies of this Proxy Statement and the Annual Report are available at www.BLNE.vote.

Who is entitled to vote?

The Board of Directors has set August 8, 2025 (the “Record Date”) as the record date for the Annual Meeting. If you were a holder of record of any class of our voting stock at the close of business on the Record Date, you are entitled to receive notice of the meeting and to vote your shares at the meeting and at any postponement or adjournment thereof. Holders of the Company’s Common Stock are entitled to one vote per share. Holders of the Company’s Series B Preferred Stock are entitled to a total of 4,032 votes. Holders of the Company’s Series F (the “Series F”) and Series F-1 (the “Series F-1”) Convertible Preferred Stock are entitled to a total of 362,510 votes. Holders of the Company’s Series G Preferred Stock (the “Series G”) are entitled to a total of 898,208 votes.

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What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with Transfer Online, our transfer agent, you are the “record holder” of those shares. If you are a record holder, a notice of Internet availability of this Proxy Statement has been provided directly to you by Beeline.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who may attend the meeting and how do I attend?

Record holders and beneficial owners may attend the Annual Meeting by joining the audio conference call. This year the Annual Meeting will be held via audio conference call and no in person meeting will be held.

Set forth below is a summary of the information you need to attend the virtual Annual Meeting:

●	At the time of the meeting, access the live audio conference call at 1-877-407-3088 and present your unique 12-digit control number;

●	Instructions on how to attend and participate in the virtual Annual Meeting, including how to demonstrate proof of stock ownership, are also available at www.BLNE.vote

Stockholders may vote and submit questions while attending the virtual audio conference call Annual Meeting.

How do I vote?

If you are a stockholder of record, you may vote:

1.	By internet. The website address for Internet voting is www.BLNE.vote. The deadline for internet voting is October 1, 2025 at 11:59 p.m. ET.

2.	By email. Mark, date, sign, and email the proxy card to proxy@equitystock.com, Attention: Shareholder Services.

3.	By mail. Mark, date, sign and mail promptly the enclosed proxy card to pursuant to the instructions provided in the proxy card (a postage-paid envelope is provided for mailing in the United States).

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4.	By fax. Mark, date, sign, and fax the proxy card to (347)-584-3644, Attention: Shareholder Services.

5.	By audio conference call during the Annual Meeting: At the time of the meeting, access the live audio conference call at 877-407-3088 and present your unique 12-digit control number.

If you vote by internet or email, please DO NOT mail your proxy card.

If the shares you own are held in street name, your broker, bank, trust, or other nominee, as the record holder of your shares, is required to vote your shares according to your instructions. Your broker, bank, trust, or other nominee is required to send you directions on how to vote those shares. The shares that do not receive voting instructions will be treated as “broker non-votes.” Broker non-votes are included in the calculation of the number of votes deemed present at the meeting for purposes of determining the presence of a quorum.

Stockholders will not be able to attend the Annual Meeting in person. If you were a stockholder of record as of the Record Date, you may access the virtual meeting by calling 1-877-407-3088 (Toll Free) and presenting the unique 12-digit control number on the proxy card.

If you were a beneficial owner as of the Record Date of shares held in “street name” through a broker, bank or other nominee and you wish to attend the meeting and/or vote your shares during the meeting or submit questions during the meeting, you will need to provide proof of your authority to vote (legal proxy), which you must obtain from your nominee reflecting your holdings. You may forward an e-mail from your nominee or attach an image of your legal proxy and transmit it via e-mail to Equity Stock Transfer, LLC, at proxy@equitystock.com - and you should label the e-mail “Legal Proxy” in the subject line. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on September 30, 2025. You will then receive confirmation of your registration, with a control number by e-mail from Equity Stock Transfer, LLC. At the time of the meeting, access the live audio conference call at 1-877-407-3088 and present your unique 12-digit control number.

Online access to the Annual Meeting will open at 11:00 a.m. Eastern Time to allow time for stockholders to call-in prior to the start of the Annual Meeting. You may vote or ask questions during the Annual Meeting by following the instructions available on the meeting website during the meeting.

Whether or not stockholders plan to participate in the audio-only Annual Meeting, the Company urges stockholders to vote and submit their proxies in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting.

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What constitutes a quorum?

To carry on the business of the Annual Meeting, we must have a quorum. A quorum is present when a one-third of the outstanding shares of stock entitled to vote, as of the record date, are represented in person or by proxy. Shares owned by Beeline are not considered outstanding or considered to be present at the Annual Meeting. Under Nevada law, broker non-votes and abstentions are counted as present for the purpose of determining the existence of a quorum.

What happens if Beeline is unable to obtain a quorum?

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of proxies. Our Bylaws allow the Chairman of any Annual or Special Meeting of the Stockholders to have the authority to adjourn or postpone such meeting if a quorum is not present, or as otherwise authorized or instructed by the Board of Directors.

How Many Votes are Needed for Each Proposal to Pass?

Proposals		Vote Required

1.	Election of directors;	Plurality
2.	Approval of the Amended and Restated 2025 Equity Incentive Plan (the “Plan”)	Majority of the shares present and entitled to vote
3.	Approval of the increase in the Common Stock issuable under our Series G and Warrants	Majority of the shares present and entitled to vote
4.	Adjournment of the Annual Meeting	Majority of the shares present and entitled to vote

Election of Directors. In order to be elected to the Board, each nominee must receive a plurality of the votes cast. This means that the six director nominees who receive the highest number of votes “FOR” their election are elected.

Approval of the Plan. The affirmative vote of a majority of the shares present and entitled to vote is required for the approval of the Plan.

Approval of the increase in the Common Stock issuable under our Series G and Warrants. The affirmative vote of a majority of the shares present and entitled to vote is required for the approval of an increase in the Common Stock Issuable under our Series G and Warrants.

Adjournment of the Annual Meeting. The affirmative vote of a majority of the shares present and entitled to vote is required to approve the adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting. Notwithstanding the results of this vote, the Chairman of the Annual Meeting has authority to adjourn the meeting.

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What are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. On Proposals 2, 3 and 4, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the proxy card or your voting instruction form.

How are abstentions treated?

Proposals		Effect of Abstentions on the Proposal
1.	Election of directors	Not applicable
2.	Approval of the Amended and Restated 2025 Equity Incentive Plan	Against
3.	Approval of the increase in the Common Stock issuable under our Series G and Warrants	Against
4.	Adjournment of the Annual Meeting	Against

Abstentions will have the same effect as a vote “AGAINST” Proposals 2 through 4. Abstentions will not have any effect on Proposal 1.

What if I am a record holder and sign and return my proxy without making any selections?

If you are the stockholder of record, and you sign and return a proxy card without giving specific voting instructions, then your shares will not be voted.

What if I am a beneficial owner and I do not give the nominee voting instructions?

If your shares are held in street name, you must instruct the organization that holds your shares how to vote. Such organization is bound by the rules of the New York Stock Exchange, or NYSE, regarding whether or not it can exercise discretionary voting power for any particular proposal in the absence of voting instructions from you. Although, brokers have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters. Except for Proposal 4, there are no routine matters for the Annual Meeting. Broker non-votes are included in the calculation of the number of votes deemed present at the meeting for purposes of determining the presence of a quorum.

*If you do not provide voting instructions, your shares will not be voted on any proposal other than Proposal 4.

Is My Proxy Revocable?

Yes, you may revoke your proxy and change your vote at any time before your proxy is voted at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy and change your vote by submitting a later-dated proxy by telephone, internet, or mail, by voting in person at the meeting, or by delivering to our Corporate Secretary a written notice of revocation. Attending the meeting will not revoke your proxy unless you specifically request to revoke it.

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If you hold your shares in street name, contact your broker, bank, trust, or other nominee regarding how to revoke your proxy and change your vote.

Who is Paying for the Expenses Involved in Preparing and Mailing Proxy Materials?

All of the expenses involved in preparing, assembling and mailing applicable proxy materials in connection with the Annual Meeting and all costs of soliciting proxies will be paid by Beeline. In addition to the solicitation by mail, proxies may be solicited by our officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

What Happens if Additional Matters are Presented at the Annual Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you submit a signed proxy card, the persons named as proxy holders, Messrs. Nicholas R. Liuzza, Jr., our Chief Executive Officer, and Christopher Moe, our Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your shares “FOR” such other candidate or candidates as may be properly nominated by the Board.

What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of the applicable proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of the applicable proxy materials, or if you hold Beeline stock in more than one account, and in either case you wish to receive only one copy of each of these documents for your household, please contact our Corporate Secretary at: 188 Valley Street, Suite 225, Providence, RI, 02909, Attention: Corporate Secretary.

If you participate in householding and wish to receive a separate copy of the applicable proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

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Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to Beeline stockholders with any of the proposals brought before the Annual Meeting.

Can a Stockholder Present a Proposal To Be Considered At the Next Annual Meeting?

If you wish to submit a proposal to be considered at the 2026 annual meeting of stockholders (the “Next Annual Meeting”), the following is required:

●	For a stockholder proposal to be considered for inclusion in Beeline’s Proxy Statement and proxy card for the Next Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) our Corporate Secretary must receive the written proposal no later than April 20, 2026, which is 120 calendar days prior to the anniversary date Beeline’s Proxy Statement was released to the stockholders in connection with the Annual Meeting. Such proposals also must comply with the SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company sponsored materials.

●	Our Bylaws include advance notice provisions that require stockholders desiring to recommend or nominate individuals for election to the Board or who wish to present a proposal at the Next Annual Meeting to do so in accordance with the terms of the advance notice provisions. For a stockholder proposal or a nomination that is not intended to be included in Beeline’s Proxy Statement and proxy card under Rule 14a-8, our Corporate Secretary must receive the written proposal no later than 90 calendar days prior to the Next Annual Meeting; provided, however, that in the event that less than 100 days’ notice of public disclosure of the date of the meeting is given to stockholders, notice by the stockholder to be timely must be received no later than the close of business on the tenth day after public disclosure of the Next Annual Meeting is made. If a stockholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-8 under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate. Your notice must contain the specific information set forth in our Bylaws.

A nomination or other proposal will be disregarded if it does not comply with the above procedures. All proposals and nominations should be sent to our Corporate Secretary at 188 Valley Street, Suite 225, Providence, RI, 02909.

We reserve the right to amend our Bylaws and any change will apply to the Next Annual Meeting unless otherwise specified in the amendment.

Interest of Officers and Directors in Matters to Be Acted Upon

Except in the election of directors (Proposal 1), their ability to participate in and receive awards under the Plan (Proposal 2), and Nicholas R. Liuzza, Jr. and Joseph Freedman, who hold shares of Series G and/or Warrants (Proposal 3), none of the officers or directors have any interest in any of the matters to be acted upon at the Annual Meeting.

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Where can I find voting results of the Annual Meeting?

We will announce the results for the proposals voted upon at the Annual Meeting and publish voting results in a Current Report on Form 8-K filed within four business days after the Annual Meeting.

The Board of Directors Recommends that Stockholders Vote “FOR” Proposals 1, 2, 3 and 4.

PROPOSAL 1. ELECTION OF DIRECTORS

Pursuant to the authority granted to our Board of Directors (the “Board”) under our Bylaws, the Board has fixed the number of directors constituting the entire Board at six. The Board currently consists of six directors.

Upon the recommendation of the Corporate Governance and Nominating Committee of the Board, our Board has nominated the six individuals named below currently serving as directors of the Company to be elected as directors at the Annual Meeting, each to hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified.

The Board recommends a vote “For” the election of all of the director nominees.

NOMINEES FOR DIRECTOR

The following table sets forth information provided by the nominees as of the record date. All of the nominees are currently serving as directors of Beeline. All of the nominees have consented to serve if elected by our stockholders. There are no family relationships among our directors and executive officers.

Name of Nominee	Age	Position
Nicholas R. Liuzza, Jr.	59	Chief Executive Officer and Director
Joseph Caltabiano	48	Director
Eric Finnsson	64	Director
Joseph Freedman	60	Director
Francis Knuettel, II	59	Director
Stephen Romano	49	Director

Director Nominees Biographies

Nicholas R. Liuzza, Jr. became the Chief Executive Officer of the Company on March 7, 2025. He is also the Chief Executive Officer of Beeline Financial Holdings, Inc. (“Beeline Financial”), the Company’s principal subsidiary. Mr. Liuzza co-founded Beeline Financial in 2019 and has served as its Chief Executive Officer since 2019. He has been a director of Red Cat Holdings, Inc. [Nasdaq: RCAT] since June 1, 2019. Mr. Liuzza’s service on the Board of another Nasdaq company, as well as his control over the Company qualifies him to serve as a director.

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Joseph Caltabiano was appointed to our Board on October 7, 2024 in connection with the merger of Beeline Financial into a subsidiary of the Company (the “Merger”). Mr. Caltabiano’s career is currently focused on emerging medicine industries. As co-founder and CEO of Healing Realty Trust, a real estate investment company founded in 2023, he is devoted to developing clinical infrastructure necessary to support the administration of healthcare services and novel therapies in the behavioral health market. As founder of JSC Fund, which was founded in 2020, Mr. Caltabiano helps uncover and advance opportunities in cannabis and other regulated sectors. Mr. Caltabiano helped pioneer the cannabis industry by co-founding Cresco Labs in 2013, one of North America’s largest vertically integrated cannabis operators, which he grew into a multi-state operator with annualized revenue of over $250 million. Before focusing on emerging medicine industries, Mr. Caltabiano served as Senior Vice President of Mortgage Banking at Guaranteed Rate, one of the largest mortgage providers in the U.S. We believe Mr. Caltabiano’s extensive experience in mortgage banking will contribute to our efforts in expanding our presence in that industry, which qualifies him to be a director.

Eric Finnsson was appointed to our Board on July 30, 2020. From March 2019 to June 2020 Mr. Finnsson served as Chief Financial Officer of GLG Life Tech Corporation, a producer of zero calorie natural sweeteners. Prior to joining GLG Life Tech Corporation, Mr. Finnsson worked as an independent consultant, offering finance and business consulting services to start-ups and individuals investing in China. A retired audit partner, Mr. Finnsson worked for KPMG for over 25 years in Canada, Europe and China, including three years specializing in Global Risk Management in KPMG’s International Headquarters. We believe Mr. Finnsson’s experience in finance and accounting qualifies him to be a director.

Joseph Freedman Joseph Freedman was appointed to the Board on October 7, 2024, in connection with the Merger. He previously joined the Board of Beeline Financial in 2023 and currently serves as Lead Director of Red Cat Holdings, Inc. (Nasdaq: RCAT), where he has been a director since 2021 and previously chaired both the Compensation and Nominating & Governance Committees. Mr. Freedman also holds board roles at OneTap Maintenance (proptech), ResiCom Capital Partners (real estate investment), and Fluid Capital Network (financial services). From 2006 to 2024, he served as co-founder and CEO of Event Works Rental, a full-service event rental company. Earlier in his career, he founded and led companies in legal services, title insurance, software, and executive search. With a proven track record as both an operator and board member, Mr. Freedman brings deep cross-sector experience spanning finance, technology, and high-growth businesses. We believe that Mr. Freedman’s experience as a director of a Nasdaq company qualifies him to be a director.

Francis Knuettel, II was appointed to the Board of Directors on May 14, 2025. Mr. Knuettel has been Chief Executive Officer of Channel Therapeutics Corporation [NYSE American: CHRO] since July 2023 and Channel’s Chief Financial Officer since June 2022. He has also been a director of Channel since August 2024. Prior to that, from December 2020 to March 2022, he served as Chief Executive Officer and director of Unrivaled Brands, Inc. [OTCQX: UNRV]. We believe serving as a Chief Executive Officer and a director of other public companies qualifies him to serve as a director.

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Stephen Romano was appointed as a director of the Company on March 7, 2025. In July 2021, he founded CredEvolv, a fintech software platform that connects consumer, lenders, and nonprofit credit counselors, where he continues to serve as President. From December 13, 2021 to September 2024, Mr. Romano served as President of Grand River Mortgage Company, LLC (d/b/a GRMC Lending), a digital mortgage company specializing in providing home loans to consumers. Mr. Romano’s experience in the mortgage industry led to his appointment as a director

EXECUTIVE OFFICERS

Name	Age	Position
Nicholas R. Liuzza, Jr.	59	Chief Executive Officer
Christopher R. Moe	69	Chief Financial Officer
Tiffany Milton	48	Chief Accounting Officer

See above for the biography of Nicholas R. Liuzza Jr.

Christopher R. Moe was appointed as our Chief Financial Officer on October 7, 2024 in connection with the Merger. Since June 2023, Mr. Moe has served as the Chief Financial Officer of Beeline Financial. Mr. Moe has been a director of Red Cat Holdings, Inc. [Nasdaq: RCAT] since February 16, 2022. From 2018 until 2023, he was the Chief Financial Officer and a director of Yates Electrospace Corporation, a heavy payload, contested logistics drone provider.

Tiffany Milton was appointed as the Company’s Chief Accounting Officer on April 25, 2025. Ms. Milton served as the Company’s Controller since January 2021. Prior to joining the Company, Ms. Milton served as Director of Financial Reporting at Gemini Rosemont Commercial Real Estate from January of 2015 to December of 2020. She has over 20 years of experience in many industries, primarily in SEC reporting. She is a certified public accountant in the state of New Mexico.

CORPORATE GOVERNANCE

Board Committees and Charters

The Board and its committees meet and act by written consent from time to time as appropriate. The Board has formed the following three standing committees: (i) the Audit Committee, (ii) the Compensation Committee, and (iii) the Corporate Governance and Nominating Committee. These committees regularly report on their activities and actions to the Board.

Each of our Audit, Compensation, and Nominating and Corporate Governance Committees has a written charter. Each of these committee charters is available through the “Investors” section on our website, which can be found at https://makeabeeline.com/investor-relations/. The information on, or that can be accessed through, our website is not incorporated into this Proxy Statement.

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The following table identifies the independent and non-independent current Board and Committee members.

Name	Independent	Audit	Compensation	Nominating and Corporate Governance
Nicholas R. Liuzza, Jr.
Joseph Caltabiano	X			Chair
Eric Finnsson	X	Chair	X	X
Joseph Freedman	X	X	Chair	X
Francis Knuettel, II	X
Stephen Romano	X	X	X

All of the directors, then serving as directors, attended over 75% of the applicable Board and Committee meetings held in 2024.

Board and Committee Meetings

Our Board held a total of 12 meetings during 2024. The Board took formal action by unanimous consent on approximately 20 occasions in 2024. We have no formal policy regarding attendance by directors or officers at our stockholders’ meetings.

During 2024, our Audit Committee held a total of 12 meetings, the Corporate Governance and Nominating Committee held 4 meetings, and the Compensation Committee held 4 meetings.

Independence

Our Board, exercising its reasonable business judgment, has determined that each of Beeline’s directors, except Mr. Liuzza, qualifies as an independent director pursuant to Rule 5605(a)(2) of The Nasdaq Stock Market, LLC (“Nasdaq”) listing rules (the “Nasdaq Rules”) and applicable SEC rules and regulations.

Audit Committee

Our Audit Committee oversees the engagement of our independent public accountants, reviews our audited financial statements, meets with our independent public accountants to review internal controls and reviews our financial plans. Our Audit Committee currently consists of Eric Finnsson, who is the Chair of the Committee, Joseph Freedman and Stephen Romano. Each of Messrs. Finnsson, Freedman and Romano has been determined by our Board to be independent in accordance with Nasdaq and SEC standards. Our Board has also designated Mr. Finnsson as an “audit committee financial expert” as the term is defined under SEC regulations and has determined that Mr. Finnsson possesses the requisite “financial sophistication” under applicable Nasdaq Rules. The Audit Committee operates under a written charter which is available on our website at https://makeabeeline.com/investor-relations/. Our website is not part of this Proxy Statement. Both our independent registered accounting firm and internal financial personnel regularly meet with our Audit Committee and have unrestricted access to the Audit Committee. Each member of the Audit Committee is able to read and understand fundamental financial statements, including our consolidated balance sheets, consolidated statements of operations and consolidated statements of cash flows. Further, no member of the Audit Committee has participated in the preparation of our consolidated financial statements, or those of any of our current subsidiaries, at any time during the past three years.

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Compensation Committee

Our Compensation Committee reviews and recommends policies, practices, and procedures relating to compensation for our directors, officers and other employees and advising and consulting with our officers regarding managerial personnel and development. Our Compensation Committee currently consists of Joseph Freedman, who is the Chair of the Committee, Eric Finnsson, and Stephen Romano. Each of Messrs. Freedman, Finnsson and Romano has been determined by our Board to be independent in accordance with Nasdaq standards. Each member of our Compensation Committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee operates under a written charter. Under its charter, the functions of the Compensation Committee include:

●	Reviewing and approving annually the corporate goals and objectives applicable to the Chief Executive Officer;
●	Reviewing and approving the compensation of all other executive officers;
●	Reviewing and making recommendations to the Board regarding incentive compensation plans and equity-based plans;
●	Reviewing and approving any employment agreements, severance agreements or plans or change-in-control arrangements with executive officers;
●	Reviewing director compensation for service on the Board and committees at least once a year and to recommend any changes to the Board; and
●	Developing and recommending to the Board for approval an officer succession plan to develop and evaluate potential candidates for executive positions.

The Compensation Committee may delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Compensation Committee may deem appropriate in its sole discretion.

Pursuant to its charter, the Compensation Committee has the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant, outside legal counsel, or other advisors as it deems necessary to fulfill its duties and responsibilities under its charter. The Compensation Committee did not engage any consultants during the year ended December 31, 2024.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee has at any time been an officer or employee of Beeline or of any subsidiary or affiliate of Beeline. None of the members was party to any transaction or had any related party relationship with Beeline or any of its subsidiaries or affiliates during the year ended December 31, 2024, except as disclosed under “Certain Relationships and Related Party Transactions.” In addition, Messrs. Freedman, Moe and Liuzza are members of the Board of Directors of Red Cat Holdings, Inc. [Nasdaq: RCAT].

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Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee (the “Nominating Committee”) evaluates the composition, size and governance of our Board and its committees, evaluates and recommends candidates for election to our Board, establishes a policy for considering stockholder nominees and reviewing our corporate governance principles and provides recommendations to the Board. Our Nominating Committee currently consists of Joseph Caltabiano, who is the Chair of the Committee, Eric Finnsson and Joseph Freedman, each of whom has been determined by our Board to be independent in accordance with Nasdaq standards.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers, and directors. We will provide to any person without charge, upon request, a copy of our Code of Business Conduct and Ethics. Requests may be directed to our principal executive offices at 188 Valley Street, Suite 225, Providence, RI, 02909. Also, a copy of our Code of Business Conduct and Ethics is available on our website. We will disclose, on our website, any amendment to, or a waiver from, a provision of our Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the Code of Business Conduct and Ethics enumerated in applicable rules of the SEC.

Board Assessment of Risk

The Board is actively involved in the oversight of risks that could affect Beeline. This oversight is conducted primarily through the Audit Committee, but the full Board has retained responsibility for general oversight of risks. The Audit Committee considers and reviews with management the adequacy of our internal controls, including the processes for identifying significant risks and exposures, and elicits recommendations for the improvements of such procedures where desirable. In addition to the Audit Committee’s role, the full Board is involved in oversight and administration of risk and risk management practices. Members of our senior management have day-to-day responsibility for risk management and establishing risk management practices, and members of management are expected to report matters relating specifically to the Audit Committee directly thereto, and to report all other matters directly to the Board as a whole. Members of our senior management have an open line of communication to the Board and have the discretion to raise issues from time-to-time in any manner they deem appropriate, and management’s reporting on issues relating to risk management typically occurs through direct communication with directors or committee members as matters requiring attention arise. Members of our senior management regularly attend portions of the Board’s meetings, and often discuss the risks related to our business.

The Board actively interfaces with management on seeking solutions to any perceived risk.

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Compensation Policies and Practices as Related to Risk Management

The Compensation Committee and management do not believe that the Company maintains compensation policies or practices that are reasonably likely to have a material adverse effect on the Company. Our employees’ base salaries are fixed in amount and thus we do not believe that they encourage excessive risk-taking. Our Compensation Committee has in the past granted and may in the future grant in its sole discretion equity awards to employees. On May 28, 2025, the Compensation Committee and Board approved grants of cash and restricted stock to its non-employee directors and stock options to senior executives. The equity grants were made under the Plan, and are subject to stockholder approval of the Plan. The cash grants were not subject to stockholder approval.

Insider Trading Policy

The Company has implemented an Insider Trading Policy applicable to its officers and directors and employees with access to material nonpublic information, as well as such persons’ family members, which generally prohibits such persons from conducting transactions involving the purchase or sale of the Company’s securities during a blackout period. For this purpose, the term “blackout period” is defined in the Policy as a quarterly period beginning on the 10 calendar days prior to the end of each fiscal quarter, and ending two days following the date of public disclosure of the financial results for such fiscal quarter. In addition, under the Policy the Company may adjust the duration of a particular blackout period, or impose “event specific” blackout periods, including when there are nonpublic developments that would be considered material for insider trading law purposes. The Policy also strictly prohibits and trading on material nonpublic information, regardless of whether such a transaction occurs during a blackout period. On April 15, 2025, the Board waived the Company’s blackout period and permitted the Company’s officers and directors to make purchases of the Company’s Common Stock on the open market.

While the granting of options and other equity awards to officers, directors and other employees is not expressly addressed in the Insider Trading Policy described above, the Company follows the same principles set forth in such Policy when granting equity awards, including options, to its officers, directors and other employees with access to material nonpublic information. Generally, the Board or Compensation Committee does not approve grants of such awards during a blackout period, and does not take material nonpublic information into account when determining the timing and terms of such an award. Further, the Company does not have a policy or practice of timing the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Anti-Hedging Policy

Under the Company’s Insider Trading Policy, all officers, directors and certain identified employees are prohibited from engaging in hedging transactions.

Clawback Policy

The Company has implemented a Clawback Policy in accordance with the Nasdaq Rules, to recoup “excess” incentive compensation, if any, earned by current and former executive officers during a three year look back period in the event of a financial restatement due to material noncompliance with any financial reporting requirement under the securities laws (with no fault required). The Company also uses forms of agreements relating to equity grants which also include other drawbacks relating to improper conduct.

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Stockholder Communications

Although we do not have a formal policy regarding communications with our Board, stockholders may communicate with the Board by writing to the Corporate Secretary of Beeline Holdings, Inc. at 188 Valley Street, Suite 225, Providence, RI, 02909, or by email at: ir@makeabeeline.com. Stockholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our Common Stock to file initial reports of ownership and changes in ownership of our Common Stock and other equity securities with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during 2024, except that Mr. Geoffrey Gwin, our then Chief Executive Officer, did not timely file a Form 4 in connection with a May 1, 2024 grant of shares of Common Stock under the Company’s 2016 Equity Incentive Plan, and Mr. Michael Bigger, a then 10% stockholder, did not timely file a Form 4 in connection with his indirect acquisition and disposition of shares of Common Stock on September 5, 2024.

Involvement in Certain Legal Proceedings

Not Applicable.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than as disclosed below and the compensation arrangements described under “Executive Compensation,” there have been no transactions since January 1, 2023, involving the Company, in which the amount exceeded $120,000, and in which any of our directors, executive officers, beneficial owners of 5% or more of our Common Stock or certain other related persons had a direct or indirect material interest, and there are no such currently proposed transactions.

The following is a description of transactions since January 1, 2023, as to which the amount involved exceeds $120,000 and in which any related person has or will have a direct or indirect material interest, other than equity, compensation, termination and other arrangements.

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LD Investments LLC

On September 29, 2023, the Company entered into a Secured Promissory Note with LD Investments LLC (“LDI”) in the principal amount of $1.4 million, representing advances made by LDI to the Company between December 2022 and August 2023. Patrick Kilkenny is the principal owner of LDI. Mr. Kilkenny is the spouse of Stephanie Kilkenny, a then member of our Board.

On September 29, 2023, the Company entered into the Debt Satisfaction Agreement with LDI and other creditors. See: “Debt Satisfaction Agreement” below. The entire principal and interest on the LDI Note were exchanged for equity issued to The B.A.D. Company, LLC (the “SPV”) in which LDI held a 21% interest.

Debt Satisfaction Agreement

On September 29, 2023, the Company entered into the Debt Satisfaction Agreement with the SPV, Aegis Security Insurance Company (“Aegis”), Bigger Capital Fund, LP (“Bigger”), District 2 Capital Fund, LP (“District 2”), LDI and TQLA, LLC. The SPV was a special purpose vehicle whose equity was 50% owned by Bigger and District 2 and 50% by Aegis and LDI.

Patrick Kilkenny is the principal owner of LDI and of Aegis. Mr. Kilkenny is the spouse of Stephanie Kilkenny, a then member of our Board. Stephanie Kilkenny is the Manager of TQLA, LLC, which is owned jointly by Stephanie Kilkenny and Patrick Kilkenny. Patrick Kilkenny was also a control person of the SPV.

Pursuant to the Debt Satisfaction Agreement, on September 29, 2023, the Company issued 29,672 shares of the Company’s Common Stock and 200,000 shares of its Series C to the SPV, and later registered the public resale of that Common Stock and the Common Stock issuable upon conversion of the Series C as required by a Registration Rights Agreement. In exchange for that equity, the Company’s indebtedness to the members of the SPV were reduced by a total of $6.5 million and the Company recognized a loss on the conversion of $1.3 million for the year ended December 31, 2023. Specifically with respect to related parties, the debt was reduced as follows:

●	the principal balance of the Secured Promissory Note issued by the Company to Aegis on October 6, 2022 was reduced by $1.9 million; and

●	the Company’s debt to LDI of $1.4 million arising from advances made by LDI to the Company during the past 10 months was eliminated;

Further pursuant to the Debt Agreement:

●	the maturity date of the secured debt listed above as well was deferred to March 31, 2025 and the interest rate on all such debt was increased to 8% per annum;

●	the warrant issued by the Company to TQLA LLC on March 21, 2022, which permits TQLA LLC to purchase up to 14,583 shares of the Company’s Common Stock, was amended to prevent any exercise of the warrant that would result in the portion of the cumulative voting power in the Company that the holder and its affiliates may own after the conversion to 9.99%. This beneficial ownership limitation may be increased to 19.99% by the holder upon 61 days advance notice to the Company. Stephanie Kilkenny, a director, and husband own TQLA, LLC.

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2024 Secured Notes

On May 16, 2024, the Company entered into a Loan Agreement with the SPV, Aegis, Bigger, District 2 and LDI. Pursuant to the Loan Agreement, Bigger, District 2 and LDI (the “Subscribers”) loaned the Company for $1,100,000 and received promissory notes in the aggregate principal amount of $1,100,000 (the “2024 Secured Notes”). The 2024 Secured Notes could be satisfied by payment of 105% of principal on or before July 31, 2024, by payment of 110% of principal on or before November 29, 2024, by payment of 130% of principal on or before March 30, 2025 or by payment of 140% of principal on March 31, 2025.

With each 2024 Secured Note, the Company issued a Warrant to purchase a share of the Company’s Common Stock for $5.00 exercisable for five years after December 2, 2024 if on November 29, 2024 the 2024 Secured Note issued to the Warrant holder remains unsatisfied. LDI received a Warrant to purchase 59,802 shares and each of Bigger and District 2 received a warrant to purchase 29,901 shares.

The Company’s obligations under the 2024 Secured Notes were secured by the Company’s pledge of its assets, subject to certain specified exceptions. In connection with the Loan Agreement, the Company, Aegis, Bigger and District 2 amended and restated the Intercreditor Agreement they had executed on September 29, 2023. In the Amended and Restated Intercreditor Agreement, Aegis, Bigger and District 2 subordinated their liens on any barrels of spirits owned by the Company, and the parties agreed that the net proceeds of any sale of barrels would be paid to the Subscribers in satisfaction of the 2024 Secured Notes. Commencing when all barrels have been sold, the lien of the Subscribers under the Secured 2024 Notes would become pari passu with the senior lien on the remaining collateral. Subsequent to the closing, the 2024 Notes were included in the October 2024 debt exchange with the remaining collateral being contributed with the exchanged assets.

Debt Exchange Agreement

As mentioned above, on September 4, 2024, the Company and Craft entered into the Exchange Agreement with the SPV, Aegis, Bigger, District 2, LDI and three individual creditors including Robert Grammen, a director. Subsequent to the execution of the Exchange Agreement, the assets of the SPV were distributed to its members, i.e. Aegis, Bigger, District 2 and LDI. To reflect the effect of the distribution on the transactions contemplated by the Exchange Agreement, the parties, on October 3, 2024, executed the First Amended and Restated Debt Exchange Agreement, and the transaction closed on October 7, 2024.

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Liuzza Investments and Loans

On December 31, 2024, Nicholas R. Liuzza, Jr., the Chief Executive Officer and a director of the Company, loaned $700,000 to Beeline Loans Inc. (“Beeline Loans”), an indirect subsidiary of the Company, and in exchange Beeline Loans issued Mr. Liuzza a demand promissory note in the aggregate principal amount of $700,000, which accrues interest at the rate of 8% per annum and is payable within 15 days of demand notice made by Mr. Liuzza. The funds were lent to permit Beeline Loans to increase its ability to make real estate loans and are being held in a restricted account and are not being used for operations. In February 2025, the $700,000 was converted into $700,000 of units comprised of comprised of 1,372,549 shares of Series G and accompanying Warrants to purchase a total of 68,628 shares of Common Stock.

In March 2025, Mr. Liuzza loaned the Company a total of $74,600 which the Company used for working capital and general corporate purposes. In exchange, the Company issued Mr. Liuzza a promissory note which bears interest at a rate of 8% per annum and is payable on demand.

In February and March 2025, Mr. Liuzza also advanced the Company $222,241, which the Company used for working capital and general corporate purposes. In exchange, the Company issued Mr. Liuzza a promissory note which bears interest at a rate of 8% per annum and is payable on demand.

On May 28, 2025, the Company issued Mr. Liuzza a subordinated demand promissory note of $372,241. The subordinated promissory note included $250,000 lent to the Company by an unaffiliated third party which sum Mr. Liuzza personally paid on behalf of the Company. The subordinated promissory note bears interest at a rate of 8% per annum. The balance of the note was $291,241 as of August 6, 2025.

From December 2024 through March 2025, Mr. Liuzza purchased a total of 7,641,488 shares of Series G (convertible into 764,149 shares of Common Stock) and accompanying Warrants to purchase 382,077 shares of Common Stock for a total purchase price of $3,897,159. The Series G are convertible into 2,333,629 shares of Common Stock at an exercise price of $1.67 per share and the accompanying Warrants allow for the purchase of a total of 3,762,874 shares of Common Stock at an exercise price of $0.66 per share. The number of underlying shares of Common Stock and conversion and exercise prices of these securities were adjusted as a result of price protection adjustment provisions set forth therein, and may be subject to further adjustments based on lower priced sales of Common Stock or Common Stock equivalents by the Company or if the Company obtains waivers to such adjustment provisions from the holders of these securities. Conversions of Series G and exercise of Warrants are subject to stockholder approval as and to the extent required by the rules of The Nasdaq Capital Market. The purchase prices were on the same terms as paid by other unaffiliated investors.

During June 2025, the Company partnered with an entity which is co-owned by the Company’s Chief Executive Officer, Nicholas Liuzza, and provided such related party entity with services in connection with certain residential real estate transactions funded through the sale of a cryptocurrency token which is backed by real property. In these transactions, the related party entity purchases equity from homeowners seeking liquidity, funding such purchases from the sale of the cryptocurrency token. The Company provides the related party entity with certain services in connection with these transactions, specifically through providing access to its platform, and providing title and escrow services through Beeline Title Holdings in exchange for cash fees. During June 2025, Beeline Title Holdings closed its first such residential real estate transaction funded through the sale of a cryptocurrency token backed by real property. During the six months ended June 30, 2025, the Company recorded $12,377 related to this transaction.

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Spirits Sale

On July 25, 2025, the Company entered into a Debt Satisfaction Agreement (the “DSA”) with Bridgetown Spirits Corp. (“Spirits”), the Company’s 53%-owned subsidiary and three individuals (the “Buyers”) including Geoffrey Gwin, the President of Spirits, pursuant to which the Company transferred to the Buyers all 530,000 shares of Spirits common stock held by the Company, representing 53% of the outstanding Spirits common stock, in exchange for the satisfaction of outstanding amounts payable by the Company to the Buyers totaling $367,404 and released from Spirits and the Buyers relating thereto. The Company also released Spirits from certain obligations and liabilities in connection with the transaction. As a result of the foregoing, Spirits is no longer a subsidiary of the Company.

In connection with the DSA, the Company loaned Spirits $75,000, in exchange for which Spirits executed and delivered to the Company a Senior Secured Original Issue Discount Promissory Note and Security Agreement (the “Note”) in the principal amount of $100,000, reflecting an original issue discount of $25,000. The Note is payable as follows: (i) $50,000 is payable on April 24, 2026, and the remaining $50,000 is payable on July 25, 2026. The obligations of Spirits evidenced by the Note are secured by the assets of Spirits pursuant to the Note.

Other Related Parties

Jessica Kennedy, Chief Operating Officer, owns a 5% interest in Tower Title, which is a vendor to certain subsidiaries of Beeline.

Beeline Loans is a member of The Mortgage Collaborative, which is an industry trade group founded by David Kittle. Beeline Loans pays membership fees to The Mortgage Collaborative. Mr. Kittle was a member of the Beeline Financial Board until the Merger with the Company.

In December 2024, Mr. Freedman purchased a total of $121,593 of units comprised of a total of 238,418 shares of Series G (convertible into 23,842 shares of Common Stock) and 11,921 accompanying Warrants on the same terms as all other investors in the Series G and accompanying Warrants offering. Mr. Freedman’s subscription amount was used to repay the $121,593 of indebtedness owed to Mr. Freeman by Beeline. Mr. Freedman made a $75,000 loan to Beeline on December 11, 2023 which was due February 11, 2024. The sums due above the principal represented default interest, fees and penalties. Mr. Liuzza guaranteed payment of the note issued to Mr. Freedman. On March 7, 2025, Mr. Freedman converted 534,201 shares of Series F Convertible Preferred Stock, 3,981 shares of Series F-1 Convertible Preferred Stock and 238,418 shares of Series G into shares of the Company’s Common Stock. The Warrants allow for the purchase of a total of 117,404 shares of Common Stock at an exercise price of $0.66 per share pursuant to price protection adjustments. The number of underlying shares of Common Stock and exercise price of the Warrants were adjusted as a result of Series G price protection adjustment provisions set forth therein, and may be subject to further adjustments based on lower priced sales of Common Stock or Common Stock equivalents by the Company or if the Company obtains waivers to such adjustment provisions from the holders of these securities. Conversions of Series G and exercise of Warrants are subject to stockholder approval as and to the extent required by the rules of The Nasdaq Capital Market. The purchase prices were on the same terms as paid by other unaffiliated investors.

Beeline Loans partnered with CredEvolv on February 26, 2025 to help declined borrowers improve their credit and secure mortgage approval. Steve Romano is co-founder and President of CredEvolv. Mr. Romano also serves on the Company’s Board of Directors. Beeline Financial engaged Mr. Romano to provide certain consulting services pursuant to an agreement dated July 29, 2024 to continue until terminated by written notice.

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On May 28, 2025, the Board approved grants of cash and restricted stock to its non-employee directors, prior non-employee directors and stock options to senior executives. The equity grants were made under the Plan and are subject to stockholder approval of the Plan, as described in Proposal 2 herein. The cash grants were not subject to stockholder approval. The table below lists the amount of cash awarded to four non-employee directors. The table does not include $50,000 grants to them and one other non-employee director effective May 1, 2025. The $50,000 grants are payable quarterly in arrears subject to continued service.

Name	Amount of Cash Awarded
Joseph Caltabiano	$45,833
Eric Finnsson	$90,000
Jospeh Freedman	$91,667
Stephen Romano	$28,333

Each of the above persons has elected to receive 100% of the cash awards in the table in shares of restricted Common Stock at $0.92 per share except Mr. Finnsson who has elected to receive 50% of the cash awards in Common Stock and 50% in cash. The Common Stock portion he elected is also subject to stockholder approval of the Plan.

Not included in the table above is amounts paid or payable under a letter agreement entered into on July 29, 2024 between Mr. Romano and Beeline Financial Holdings, Inc. (“Beeline Financial”), the Company’s subsidiary (the “Romano Agreement”). Pursuant to the Romano Agreement, in exchange for certain consulting services Mr. Romano provides to Beeline Financial, Beeline Financial agreed to pay the following compensation: (i) $7,500 per month, and (ii) 10% of the total monthly net revenue (net of costs for property reports and remittance) derived from Mr. Romano’s, and (iii) a $2,000 bonus for funded production introduced to Beeline Financial by Mr. Romano. Mr. Roman received a total of $40,000 under this agreement.

On May 28, 2025, the Board approved grants of stock options under the Plan in the following amounts to the following persons:

Nicholas Liuzza	50,000
Christopher Moe	235,000
Tiffany Milton	35,000

These options are subject to stockholder approval of the Plan as discussed in Proposal 2, may be ISOs (as defined in the Plan and Proposal 2 herein) or non-qualified options as each officer may elect, and shall be (i) exercisable at $0.92, (ii) exercisable for a 10 year period, and (iii) vest annually in equal amounts over two years from the May 28, 2025, subject to continued service on the applicable vesting date.

Related Party Transactions Policy

We believe that the foregoing transactions were in the best interests of the Company and Beeline, respectively. Consistent with Section 78.140 of the Nevada Revised Statutes, it is our current policy that all transactions between us and our officers, directors and their affiliates will be entered into only if such transactions are approved by a majority of the disinterested directors, are approved by vote of the stockholders, or are fair to us as a corporation as of the time they are authorized, approved or ratified by the board. We will conduct an appropriate review of all related party transactions on an ongoing basis, and, where appropriate, we will utilize our Audit Committee for the review of potential conflicts of interest.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the number of shares of our Common Stock beneficially owned as of the record date by (i) those persons known by us to be owners of more than 5% of our Common Stock, (ii) each director and director nominee, (iii) each of our named executive officers and (iv) all current executive officers and directors of Beeline as a group. Unless otherwise specified in the notes to this table, the address for each person is: c/o Beeline Holdings, Inc., 188 Valley Street, Suite 225, Providence, RI, 02909. The term “named executive officer” means each of the Company’s principal executive officer, the two most highly paid executive officers with compensation exceeding $100,000 during the fiscal years ended December 31, 2024 and 2023, and two additional individuals for whom the foregoing would apply but for the fact that they were not executive officers of the Company as of December 31, 2024.

Title of Class of Stock	Beneficial Owner Name & Address	Amount of Class of Stock Beneficially Owned (1)	Percent of Class of Stock Beneficially Owned (1)	Voting Power (1) (2)	Percent of Voting Power (2)
	Named Executive Officers and Directors

Common Stock	Nicholas Liuzza, Chief Executive Officer and Director (3)	8,201,773	32.3%	8,201,773	30.7%
Common Stock	Christopher R. Moe, Chief Financial Officer (4)	-	-	-	-
Common Stock	Eric Finnsson, Director (5)	2,013	*	2,013	*
Common Stock	Joseph Caltabiano, Director (6)	-	-	-	-
Common Stock	Joseph Freedman, Director (7)	273,324	1.4%	273,324	1.3%

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Common Stock	Stephen Romano, Director (8)	-	-	-	-
Common Stock	Frank Knuettel II, Director (9)	-	-	-	-
Common Stock	Geoffrey Gwin, former Chief Executive Officer (10)	113,575	*	113,575	*
Common Stock	All directors and executive officers as a group (7 persons)	8,477,110	33.2%	8,477,110	31.6%

Series A Preferred Stock	Cavalry Investment Fund I LP (11)	6,425,102	100.0%	-	-

Series B Preferred Stock	Crater Lake Pte Ltd (12)	2,500,000	100.0%	4,032	*

Series E Convertible Preferred Stock	Bigger Capital Fund, LP (13)	80,000	40.0%	-	-
Series E Convertible Preferred Stock	District 2 Capital Fund, LP (14)	120,000	60.0%	-	-

Series F Convertible Preferred Stock	ACM Alamosa I LP (15)	779,870	21.7%	77,987	*
Series F Convertible Preferred Stock	Geoffrey M. Parillo (16)	1,244,100	34.6%	124,410	*

Series F-1 Convertible Preferred Stock	ACM Alamosa I LP (15)	5,811	621.7%	581	*
Series F-1 Convertible Preferred Stock	Geoffrey M. Parillo (16)	9,271	34.6%	927	*
Series G Convertible Preferred Stock	C/M Capital Master Fund LP (17)	573,924	6.4%	175,271	*
Series G Convertible Preferred Stock	Nicholas R. Liuzza, Jr. (3)	7,641,488	85.1%	-	10.4%

*Less than 1%.

(1)	Applicable percentages are based on 19,324,622 shares of Common Stock, 6,425,102 shares of Series A Convertible Redeemable Preferred Stock, 2,500,000 shares of Series B Convertible Preferred Stock, 200,000 shares of Series E Convertible Preferred Stock (which are convertible but non-voting), 3,598,288 shares of Series F, 26,813 shares of Series F-1, and 8,982,080 shares of Series G, as applicable, issued and outstanding as of August 8, 2025. Shares of Common Stock subject to options, warrants, convertible preferred stock and other derivative securities currently exercisable or convertible, or exercisable or convertible within 60 days are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. It does not include options held by our management, which are subject to performance standards. Unless otherwise indicated in the footnotes to this table, the Company believes that each of the stockholders named in the table has sole voting and investment power with respect to the shares indicated as beneficially owned by them. Does not give effect to potential future dilution pursuant to adjustment provisions under certain outstanding derivative securities.

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(2)	Percentages of voting power are based on a total estimated voting power of 20,589,372 shares outstanding as of August 8, 2025, subject to certain beneficial ownership limitations with respect to outstanding shares of the Company’s preferred stock.

(3)	Nicholas R. Liuzza, Jr. Common Stock beneficially owned includes (i) 223,716 shares of Common Stock held by a trust of which Mr. Liuzza is the trustee, (ii) 2,333,629 shares of Common Stock issuable upon conversion of Series G held by Mr. Liuzza, and (iii) 3,762,880 shares of Common Stock issuable upon exercise of Warrants held by Mr. Liuzza (giving effect in the cases of (ii) and (iii) to an adjustment of the conversion price of such shares of Series G to $1.67 and exercise price of Warrants to $0.66 assuming Proposal 3 is approved at the Annual Meeting which is scheduled to occur within 60 days). Does not include shares under a stock option grant which is contingent upon stockholder approval of the Plan, and which if approved takes effect on the date of such stockholder approval as described in Proposal 2 under “Interests of Certain Parties” at page 29.

(4)	Christopher R. Moe. Does not include shares under a stock option grant which is contingent upon stockholder approval of the Plan, and which if approved takes effect on the date of such stockholder approval as described in Proposal 2 under “Interests of Certain Parties” at page 29.

(5)	Eric Finnsson. Does not include shares under a restricted Common Stock grant which is contingent upon stockholder approval of the Plan, and which if approved takes effect on the date of such stockholder approval as described in Proposal 2 under “Interests of Certain Parties” at page 29.

(6)	Joseph Caltabiano. Does not include shares under equity grants which are contingent upon stockholder approval of the Plan, and which if approved take effect on the date of such stockholder approval as described in Proposal 2 under “Interests of Certain Parties” at page 29.

(7)	Joseph Freedman. Common Stock beneficially owned includes 117,404 shares of Common Stock issuable upon exercise of Warrants held by Mr. Freedman (giving effect to an adjustment of the exercise price of Warrants to $0.66 assuming Proposal 3 is approved at the Annual Meeting which is scheduled to occur within 60 days). Does not include shares under equity grants which are contingent upon stockholder approval of the Plan, and which if approved take effect on the date of such stockholder approval as described in Proposal 2 under “Interests of Certain Parties” at page 29.

(8)	Stephen Romano. Does not include shares under a restricted Common Stock grant which is contingent upon stockholder approval of the Plan, and which if approved takes effect on the date of such stockholder approval as described in Proposal 2 under “Interests of Certain Parties” at page 29.

(9)	Frank Knuettel II. Does not include shares under a restricted Common Stock grant which is contingent upon stockholder approval of the Plan, and which if approved takes effect on the date of such stockholder approval as described in Proposal 2 under “Interests of Certain Parties” at page 29.

(10)	Geoffrey Gwin. Mr. Gwin served the Company’s Chief Executive Officer until March 7, 2025.

(11)	Cavalry Investment Fund, LP. 1111 Brickell Ave., Suite 2920, Miami, FL, 33131. Does not include shares of Common Stock underlying other derivative securities which are subject to a 4.99% beneficial ownership limitation.

(12)	Crater Lake Pte Ltd. Address is 111 North Bridge Road #08-19, Peninsula Plaza, Singapore, 179098.

(13)	Bigger Capital Fund, LP. Address is 11434 Glowing Sunset LN, Las Vegas, NV 89135.

(14)	District 2 Capital Fund, LP. 14 Wall Street, 2nd Floor, Huntington, NY 11743.

(15)	ACM Alamosa I LP. One Rockefeller Plaza, 32nd Floor, New York, NY, 10020.

(16)	Geoffrey M. Parillo. 229 Calle del Parque, Apt. 1402, San Juan, NA, Puerto Rico, 00912.

(17)	C/M Capital Master Fund LP. 1111 Brickell Ave, Suite 2920, Miami, FL, 33131. Does not include shares of Common Stock underlying other derivative securities which are subject to a 4.99% beneficial ownership limitation.

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PROPOSAL 2. APPROVAL OF 2025 EQUITY INCENTIVE PLAN

Our Board has adopted a resolution declaring it advisable and in the best interests of Beeline and its stockholders that the Plan granted under the Plan be ratified and approved by our stockholders.

In August 2025, our Board approved an Amended and Restated 2025 Equity Incentive Plan based on advice of counsel. The initial Plan was adopted to replace the previous 2016 Equity Incentive Plan. The Plan provides for the grant of incentive stock options (“ISOs”), non-qualified stock options, restricted stock awards, restricted stock units (“RSUs”), stock appreciation rights (“SARs”). Awards may be granted under the Plan to our employees, directors and independent contractors.

The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is no more than 15% of the outstanding shares of Common Stock on a fully diluted basis giving effect to the exercise and conversion of all outstanding Common Stock equivalents issued outside of the Plan including convertible notes, convertible preferred stock and warrants less any stock rights previously granted or exercised. Subject to certain customary adjustments as described in the Plan, no more than 375,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of incentive stock options.

Overview and Purpose of the Stockholder Approval

Nasdaq Rules and the provisions of the Plan require that the Plan be approved by our stockholders. Our Board believes it is in the Company’s and the stockholders’ best interests to seek approval of Plan. The Plan, if approved, will allow us to continue to incentivize our employees and directors with long-term compensation awards, such as stock options and restricted stock. Equity incentives form an integral part of the compensation paid to many of our employees, particularly those in positions of key importance. Approval of the Plan is therefore critical to our ability to continue to attract, retain, engage and focus highly motivated and qualified employees, particularly in the competitive labor market that exists today in our industry.

The initial Plan was effective as of February 10, 2025, which we refer to as the “Effective Date.” However, the Plan is subject to approval of our stockholders.

As of the Record Date, there are 76 employees, five directors and five consultants eligible to participate in the Plan.

May 28, 2025 Grants

On May 28, 2025, the Board approved grants of cash and restricted stock to its non-employee directors and stock options to senior executives. The equity grants were made under the Plan and subject to stockholder approval of the Plan pursuant to this Proposal 2. The cash grants were not subject to stockholder approval. The table below lists the amount of cash awarded to four non-employee directors. The table does not include $50,000 grants to them and one other non-employee director (Francis Knuettel, II) effective May 1, 2025, payable quarterly in arrears subject to continued service.

Name	Amount of Cash Awarded
Joseph Caltabiano	$45,833
Eric Finnsson	$90,000
Jospeh Freedman	$91,667
Stephen Romano	$28,333

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Each of the above persons has elected to receive 100% of the cash awards in the table in shares of restricted Common Stock at $0.92 per share except Mr. Finnsson who has elected to receive 50% of the cash in Common Stock and 50% in cash. The Common Stock portion each elected is also subject to stockholder approval of the Plan.

Summary of the Material Terms of the Plan

The following summary of the material terms of the Plan is qualified in its entirety by the full text of the Plan, a copy of which is attached to this Proxy Statement as Annex A.

Effective Date and Duration

The Plan will become ratified upon stockholder approval and will remain in effect until August 1, 2035 (the 10th anniversary date that it was approved by the Board), unless the Board terminates the Plan before its expiration.

Plan Administration

The Company’s Compensation Committee will continue to administer the Plan until the Board otherwise directs. The Compensation Committee will have the authority to determine (i) eligible employees to whom awards may be granted; (ii) when stock rights may be granted; (iii) exercise prices of awards, which may not be less than the fair market value; (iv) determine whether each option granted will be an ISO or a non-qualified option; (v) when stock rights become exercisable, duration of exercise period, and vesting terms; (vi) restrictions on awards; and (vii) any interpretations of the Plan and any promulgations, rules, and regulations relating to the Plan.

Eligibility

Subject to applicable securities laws, the Compensation Committee may grant ISOs, non-qualified stock options, RSUs, restricted stock, and SARs to directors, officers, employees, and independent contractors under the Plan.

Shares Available for Awards; Limits on Awards

The total number of shares of our Common Stock which may be issued under the Plan is no more than 15% of the outstanding shares of Common Stock outstanding on a fully diluted basis (the “Share Reserve”). The Share Reserve will automatically increase on January 1 of each year for a period of seven years beginning on January 1, 2026, and ending on January 1, 2032, in an amount equal to 5% of the total number of shares of Common Stock outstanding on December 31 of the preceding calendar year on a fully diluted basis. The Board may determine that prior to any Share Reserve increate date that the Share Reserve shall not increase or the Share Reserve will increase at a lesser number than what would otherwise occur on January 1 for that year.

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Types of Awards That May Be Granted

Subject to limits in the Plan, the Compensation Committee may grant (i) ISOs; (ii) non-qualified stock options; (iii) restricted stock; (iv) RSUs; and (v) SARs.

Adjustments Upon Certain Changes

In the event of increases or decreases in the number of issued shares of our Common Stock resulting from a stock split, reverse stock split, stock dividend, or combination or reclassification of shares, the number of shares of Common Stock authorized for issuance under the Plan and the price per share of Common Stock covered by an outstanding stock option or stock appreciation right, shall be proportionately adjusted. Notwithstanding the foregoing, any adjustments with respect to ISOs shall be made only after the Board or Compensation Committee determines the tax implications of such adjustment.

Change of Control

In the event of a merger of Change of Control, outstanding awards under the Plan will be assumed, or an equivalent award will be substituted by the successor corporation. If a successor corporation refuses to assume or substitute the outstanding awards, the awards will fully vest and the participants will have the right to exercise their awards to the extent it would not otherwise be vested or exercisable. If an award becomes fully vested or exercisable in lieu of the assumption or substitution, the Board or Compensation Committee shall notify the participant that the award is fully vested and exercisable for a period of at least 15 days.

“Change of Control” under the Plan means the occurrence of any of the following events: (i) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction which requires stockholder approval under applicable state law; or (ii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

Amendment of the Plan and Awards Thereunder

The Board may amend the Plan at any time. However, except in the case of adjustments upon changes in Common Stock, no amendment will be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy applicable laws or the rules of any stock exchange or quotation system on which the shares of Common Stock are listed or quoted. The Board may amend the terms of awards under the Plan at any time, however, the Board may not amend an award that would impair a participant’s rights under the award without the participant’s written consent.

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Forfeiture

Unless otherwise provided for in an agreement, all vested or unvested awards under the Plan granted to employees or consultants shall be immediately forfeited at the Board’s discretion if any of the following events occur: (i) termination of the relationship with the grantee for cause including, but not limited to, fraud, theft, dishonesty and violation of Company policy; (ii) purchasing or selling securities of the Company in violation of the Company’s insider trading guidelines then in effect; (iii) breaching any duty of confidentiality including that required by the Company’s insider trading guidelines then in effect; (iv) competing with the Company; (v) being unavailable for consultation after leaving the Company’s employment if such availability is a condition of any agreement between the Company and the grantee; (vi) recruitment of Company personnel after termination of employment, whether such termination is voluntary or for cause; (vii) failure to assign any invention or technology to the Company if such assignment is a condition of employment or any other agreements between the Company and the grantee; or (viii) a finding by the Board that the grantee has acted disloyally and/or against the interests of the Company.

In addition to the foregoing, pursuant to Rule 10D-1 of the Exchange Act and the related rules promulgated by the NYSE, the Company is required to recover from former and current executive officers reasonably, promptly, and completely the amount of erroneously awarded incentive-based compensation if the Company is required to prepare an accounting restatement due to Company’s material non-compliance with any financial reporting requirement under the securities laws.

Unless otherwise provided for in an agreement, all vested or unvested awards under the Plan granted directors of the Company shall be immediately forfeited at the Board’s discretion if any of the following events occur: (i) purchasing or selling securities of the Company in violation of the Company’s insider trading guidelines then in effect; (ii) breaching any duty of confidentiality including that required by the Company’s insider trading guidelines then in effect; (iii) competing with the Company; (iv) recruitment of Company personnel after ceasing to be a director; or (v) a finding by the Board that the grantee has acted disloyally and/or against the interests of the Company.

Federal Income Tax Consequences of Awards

The following is a summary of U.S. federal income tax consequences of awards granted under the Plan, based on current U.S. federal income tax laws. This summary does not constitute legal or tax advice and does not address municipal, state or foreign income tax consequences.

Non-Qualified Stock Options

The grant of a non-qualified stock option will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the excess of the fair market value of the shares on the date of exercise over the exercise price and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon the sale of the shares acquired on exercise will be treated as capital gains or losses.

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Stock Appreciation Rights

The grant of SARs will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the amount of cash received or the fair market value of the shares received (or the amount of cash) and the Company will be entitled to a corresponding deduction for tax purposes. If the SARs are settled in shares of Common Stock, then when the shares are sold the participant will recognize capital gain or loss on the difference between the sale price and the amount recognized at exercise. Whether it is a long-term or short-term gain or loss depends on how long the shares are held.

Restricted Stock

Unless a participant makes an election to accelerate the recognition of income to the grant date (as described below), the grant of restricted stock awards will not result in taxable income to the participant. When the restrictions lapse, the participant will recognize ordinary income on the excess of the fair market value of the shares on the vesting date over the amount paid for the shares, if any, and the Company will be entitled to a corresponding deduction.

If the participant makes an election under Section 83(b) of the Internal Revenue Code (the “Code”) within thirty days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the shares on the grant date over the amount paid, if any, and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates. However, if the shares are later forfeited, the participant will not be able to recover any taxes paid.

Restricted Stock Units

The grant of a RSUs will not result in taxable income to the participant. When the RSU is settled and Common Stock delivered, the participant will recognize ordinary income equal to the fair market value of the shares provided on settlement and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates.

Section 409A

Section 409A of the Code imposes complex rules on non-qualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. Depending on how they are structured, certain equity-based awards may be subject to Section 409A of the Code, while others are exempt. If an award is subject to Section 409A of the Code and a violation occurs, the compensation is includible in income when no longer subject to a substantial risk of forfeiture and the participant may be subject to a 20% penalty tax and, in some cases, interest penalties. The Plan and awards granted under the Plan are intended to be exempt from or conform to the requirements of Section 409A of the Code.

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Interests of Certain Parties

In addition to potential future grants under the Plan which may be issued to our directors, officers, employees and consultants, if this Proposal 2 is approved by the stockholders, the following individuals will receive equity grants which were approved by the Board under the Plan, contingent upon the Company obtaining stockholder approval of the Plan, and therefore each of the following individuals have an interest in this Proposal 2 and the matters described herein.

Nicholas R. Liuzza, Jr., the Company’s Chief Executive Officer, director and principal stockholder, will be granted 50,000 stock options exercisable for 10 years vesting annually in equal amounts over two years from May 28, 2025, subject to continued service on the applicable vesting date and stockholder approval of the Plan.

Christopher R. Moe, the Company’s Chief Executive Officer will be granted 235,000 stock options and Tiffany Milton, the Company’s Chief Accounting Officer will be granted 35,000 stock option, each exercisable for 10 years and vesting annually in equal amounts over two years from May 28, 2025, subject to continued service on the applicable vesting date and stockholder approval of the Plan.

Joseph Freedman, a director of the Company, will be granted 10,000 shares of restricted stock vesting on October 2, 2025; will be granted 30,000 shares vesting one-third annually over three years from May 28, 2025; 18,333 shares for prior work as of April 30, 2025, vesting on May 28, 2026; and 30,000 restricted stock units vesting on the earlier of one year from the grant date or delivery of a final report by the applicable committee; all grants subject to stockholder approval of the Plan.

Joseph Caltabiano, a director of the Company, will be granted 10,000 shares of restricted stock vesting on October 2, 2025; 30,000 shares vesting one-third annually over three years from May 28, 2025; 18,333 shares for prior work as of April 30, 2025, vesting on May 28, 2026; and 30,000 restricted stock units vesting on the earlier of one year from the grant date or delivery of a final report by the applicable committee; all grants subject to stockholder approval of the Plan.

Eric Finnsson, a director of the Company, will be granted 10,000 shares of restricted stock vesting on October 2, 2025 and 30,000 shares vesting one-third annually over three years from May 28, 2025; all grants subject to stockholder approval of the Plan.

Francis Knuettel II, a director of the Company, will be granted 10,000 shares of restricted stock vesting on October 2, 2025 and 30,000 shares vesting one-third annually over three years from May 28, 2025; all grants subject to stockholder approval of the Plan.

Stephen Romano, a director of the Company, will be granted 10,000 shares of restricted stock vesting on October 2, 2025; 30,000 shares vesting one-third annually over three years from May 28, 2025; and 5,666 shares for prior work as of April 30, 2025, vesting on May 28, 2026; all grants subject to stockholder approval of the Plan.

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Outstanding Securities Under Equity Compensation Plans

The following chart reflects the number of securities granted under equity compensation plans approved and not approved by stockholders and the weighted average exercise price for such plans as of December 31, 2024.

Name Of Plan*	Number of securities to be issued upon exercise of outstanding options and stock awards (1)	Weighted average exercise price of outstanding options and stock awards ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (1)
Equity compensation plans approved by security holders	806,654	10.57	26,679
Equity compensation plans not approved by security holders	-	-	-
Total	806,654		26,679

* The table above does not include or give effect to the Plan which is being considered by the stockholders under Proposal 2.

New Plan Benefits

Because future grants of awards under the Plan are subject to the discretion of the Board and the Administrator, the future awards that may be granted to participants cannot be determined at this time. There are no grants that have been previously made which are contingent upon receiving stockholder approval of the grant, except as described under this Proposal 2.

Vote Required

Approval of Proposal 2 requires the affirmative vote of a majority of the shares present and entitled to vote.

No Appraisal Rights

Stockholders have no rights under the Nevada Revised Statutes or under our charter documents to exercise dissenters’ rights of appraisal with respect to the approval of the Plan.

The Board recommends a vote “FOR” this Proposal 2.

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EXECUTIVE COMPENSATION

Beeline Summary Compensation Table

The following table sets forth the compensation awarded to, earned by or paid to our Chief Executive Officer (principal executive officer), a named executive officer, for services rendered during the fiscal years ended December 31, 2024 and 2023. As stated prior, the term “named executive officer” means each of the Company’s principal executive officer, the two most highly paid executive officers with compensation exceeding $100,000 during the fiscal years ended December 31, 2024 and 2023, and two additional individuals for whom the foregoing would apply but for the fact that they were not executive officers of the Company as of December 31, 2024. The executive officers of Beeline Financial during fiscal year 2024 and 2023 are included in the table that follows under “Beeline Financial Summary Compensation Table.”

Name and Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)		Total ($)
Geoffrey Gwin	2024	350,000	190,000	(2)	232,000	(3)	772,000
Former Chief Executive Officer and Chief Financial Officer (1)	2023	250,000	-		-		250,000

(1)	Mr. Gwin served the Company’s Chief Executive Officer until March 7, 2025, and also served as Chief Financial Officer until October 7, 2024. He was appointed as President of Spirits, the former majority-owned subsidiary of the Company, on October 7, 2024 and served in such role until the Company’s sale of the common stock of Spirits it held on July 25, 2025 (the “Spirits Sale”) as described under “Certain Relationships and Related Party Transactions” at page 15. In connection with the Spirits Sale, the Company issued Mr. Gwin 117,955 shares of Spirits to Mr. Gwin’s entity in satisfaction of compensation payable to Mr. Gwin.
(2)	Represents 3,279 shares of Common Stock issued at $30.50 per share in lieu of a $100,000 bonus payment, and 18,000 shares of Common Stock at $5.00 per share which the Company issued to Mr. Gwin in lieu of a $90,000 bonus payment for special services performed in 2024, as elected by Mr. Gwin. See “Employment Agreements-Geoffrey Gwin” below for more information.
(3)	Represents 40,000 shares of restricted Common Stock issued at $5.80 per share which the Company issued to Mr. Gwin pursuant to his Employment Agreement, as amended, and vested in 2025. See “Employment Agreements-Geoffrey Gwin” below for more information.

Beeline Financial Summary Compensation Table

The following table sets forth the compensation awarded to, earned by Beeline Financial executive officers for services rendered during the fiscal years ended December 31, 2024 and 2023. Each person is employed under oral agreements.

Name and Position	Year	Salary ($)	Bonus ($)		Total ($)
Nicholas R. Liuzza, Jr	2024	30,000	-		30,000
Chief Executive Officer (1)	2023	30,000	-		30,000

Jessica N. Kennedy	2024	135,000	-		135,000
Chief Operating Officer	2023	120,000	-		120,000

Christopher R. Moe	2024	180,000	140,672	(3)	320,672
Chief Financial Officer (2)	2023	180,000	-		180,000

(1)	Mr. Liuzza was appointed as the Chief Executive Officer of the Company on March 7, 2025.
(2)	Mr. Moe was appointed as the Chief Financial Officer of the Company on October 7, 2024.
(3)	Reflects a cash bonus earned by Mr. Moe in connection with a debt restructuring transaction in June 2024, of which $20,096 has been paid and the balance is accrued for deferred payments.

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Outstanding Equity Awards at 2024 Fiscal Year-End

Listed below is information with respect to unvested stock awards for each named executive officer outstanding as of December 31, 2024:

Name	Number of shares of units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)

Geoffrey Gwin (1)	40,000	$385,160

(1)	Represents shares of restricted Common Stock which vested in March 2025. The market value is determined based on $9.629 per share, the closing price of the Company’s Common Stock on December 31, 2024, giving effect to the 1-for-10 reverse stock split in 2025.

Employment Agreements

Nicholas R. Liuzza, Jr. Mr. Liuzza is employed by the Company pursuant to an oral agreement under which he receives the compensation described in the table above.

Christopher R. Moe. The Company employs Mr. Moe under an offer letter agreement which provides a monthly salary of $15,000. On June 5, 2024, Mr. Moe earned a $140,672 bonus, of which he has been paid $20,096. The bonus related to Beeline’s June 5, 2024 recapitalization.

Geoffrey Gwin. The Company entered into a three-year Executive Employment Agreement with Mr. Gwin dated July 3, 2024, which was amended on October 7, 2024 (the “Prior Agreement”) under which Mr. Gwin previously served as Chief Executive Officer of the Company on a full-time basis. The Prior Agreement was terminated in March 2025 in connection with Mr. Gwin’s resignation as the Company’s Chief Executive Officer. He also previously served as the Company’s Chief Financial Officer until October 7, 2024.

The Prior Agreement provided for a base salary of $300,000 per year increasing to $350,000 based on performance. In addition, the Prior Agreement provided for a bonus of $90,000 for special services during 2024. As authorized by the Prior Agreement, Mr. Gwin accepted 18,000 shares of the Company’s Common Stock during October 2024 in satisfaction of the Company’s special services payment obligation. In addition, the Company issued 40,000 shares of Common Stock to Mr. Gwin, which vested in 2025. Under the Prior Agreement, the Company also agreed that in the event that the conversion price of the Company’s Series F is reduced, the Company will issue to Mr. Gwin a number of shares of Common Stock equal to one percent of the additional shares issued as a result of the adjustment.

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In connection with Mr. Gwin’s resignation as Chief Executive Officer of the Company and appointment as President of Bridgetown Spirits Corp., in April 2025 the Board approved and the Company issued Mr. Gwin 10,000 shares of Common Stock. Because this issuance occurred subsequent to 2024, it is not reflected in the table above.

As a result of the Spirits Sale disclosed in footnote (1) under “Beeline Summary Compensation Table” above, Mr. Gwin is no longer an officer of the Company or any subsidiary.

Tiffany Milton. The Company employs Ms. Milton under an offer letter agreement which provides a monthly salary of $13,750.

Director Compensation

The following table sets forth the compensation awarded to, earned by or paid to the non-employee members of our Board for services rendered as a director during the fiscal year ended December 31, 2024.

Name*	Fees Earned ($)	Total ($)
Eric Finnsson	80,000	80,000
Robert Grammen (1)	68,320	68,320
Stephanie Kilkenny (1)	-	-
Elizabeth Levy-Navarro (2)	-	-
Joseph Freedman (3)	20,000	20,000
Joseph Caltabiano (3)	20,000	20,000

*	Does not include Stephen Romano or Francis Knuettel, II, who were appointed as a director on March 7, 2025, and May 14, 2025, respectively, or any directors who are or were also employees of the Company.
(1)	Resigned on March 7, 2025.
(2)	Resigned on January 22, 2024.
(3)	Appointed on October 7, 2024.

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Equity Compensation Plan Information

The following table provides information concerning compensation plans under which our equity securities were authorized for issuance as of December 31, 2024:

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities in column (a))
Equity compensation plans approved by security holders (1)	104	$304.34	107,173
Equity compensation plans not approved by security holders	-	-	-
Total	104	$304.34	107,173

(1)	2016 Stock Incentive Plan. On September 8, 2016, the Company adopted the 2016 Equity Incentive Plan (the “2016 Plan”). As of December 31, 2024, there were 105 options, with a weighted-average exercise price of $304.30 per share, and 24,420 RSUs issued under the 2016 Plan, with vesting schedules varying between immediate and three years from the grant date. The 2016 Plan is no longer being used.

Compensation Policies and Practices as Related to Risk Management

The Compensation Committee and management do not believe that the Company maintains compensation policies or practices that are reasonably likely to have a material adverse effect on the Company. Our employees’ base salaries are fixed in amount and thus we do not believe that they encourage excessive risk-taking. Our Compensation Committee has in the past granted and may in the future grant in its sole discretion equity awards to employees.

The principal risks other than liquidity relate to our ability to achieve operating profits and positive cash flow.

For information on certain grants which are subject to stockholder approval see the discussion under “Interests of Certain Parties” at page 29.

PROPOSAL 3: APPROVAL OF THE INCREASE IN THE COMMON STOCK ISSUABLE UNDER OUR SERIES G CONVERTIBLE PREFERRED STOCK AND WARRANTS

Overview

At the Annual Meeting stockholders will be asked to approve, for purposes of complying with Nasdaq Rule 5635(d), the issuance of shares of Common Stock underlying outstanding shares of Series G and Warrants in excess of the 1,650,000 shares of Common Stock (giving effect to a subsequent 1-for-10 reverse stock split) (the “Previously Approved Shares”) which were previously approved for issuance by the stockholders of the Company at the Special Meeting held on March 7, 2025 (the “Prior Meeting”). This Proposal is being brought before the stockholders to seek stockholder approval in accordance with Nasdaq rules of additional shares of Common Stock in excess of the Previously Approved Shares due to (i) additional sales and issuances of Series G and Warrants which occurred after the Prior Meeting, (ii) additional shares of Common Stock underlying the Series G and Warrants by virtue of certain price protection adjustments based on lower-priced sales of Common Stock by the Company which occurred after the Prior Meeting, and (iii) any further additional shares of Common Stock which may become issuable in the future by virtue of the price protection adjustment provisions set forth in the Series G and Warrants. The form of Warrant and Certificate of Designations of the Series G are relevant to an understanding of this Proposal and the Common Stock we may issue thereunder, particularly based on the conversion, exercise and adjustment provisions set forth therein, and we encourage stockholders to carefully read such documents in their entirety. A copy of the form of Warrant is attached as Annex B, and copies of the Certificate of Designations of the Series G and subsequent amendments thereto are attached as Annex C.

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Background of Series G and Warrants

Issuances of Series G and Warrants

From November 26, 2024 to March 25, 2025, the Company issued and sold a total of 13,362,744 shares of Series G and 613,706 of accompanying five-year Warrants to purchase a total of 1,949,980 shares of Common Stock for total gross proceeds of $5,559,752. Included in these issuances were 7,641,488 shares of Series G and 382,077 accompanying Warrants which were issued to Nicholas R. Liuzza, Jr., the Company’s Chief Executive Officer, director and principal stockholder, in exchange for a total of $3,897,159.

The Company also issued 573,925 shares of Series G to C/M Capital Master Fund LP, the purchaser under its equity line of credit facility as commitment shares, and 250,000 shares of Series G to Joseph Gunnar & Co., LLC, its former investment banker, as consideration for the waiver and release of certain contractual rights, and 264,796 shares of Series G to a law firm as payment for past services.

Series G Terms

Each share of Series G has a stated value of $0.51. The Series G were initially convertible into Common Stock at a conversion price of $5.10 per share, subject to adjustment as provided therein including in the event of an issuance of Common Stock or Common Stock equivalents at a price per share that is less than the conversion price. Following the Prior Meeting, the Company sold Common Stock pursuant to its equity line of credit facility under that certain Amended and Restated Common Stock Purchase Agreement dated March 7, 2025 at prices per share that were lower than the original conversion price, resulting in a reduction to the conversion price of the Series G to $1.67. The result of this adjustment is that the shares of Common Stock issuable upon conversions of Series G increased from 938,210 shares to 2,865,197 shares. Following such adjustment, the Company amended the Series G to exclude certain transactions from causing future adjustments, including the Company’s ongoing equity line of credit facility and at-the market offering and any other transaction which the holders of a majority of the Series G determine will not trigger an adjustment. Nicholas R. Liuzza, Jr., our Chief Executive Officer, a director and principal stockholder, holds 7,641,488 shares of Series G representing a majority of the outstanding shares of Series G, and as a result we do not expect further adjustments to the Series G for as long he continues to hold a majority of such outstanding shares even though the Company has sold Common Stock at lower prices.

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Warrant Terms

The Warrants were originally exercisable at an exercise price of $6.50 per share, subject to adjustment as provided therein including in the event of an issuance of Common Stock or Common Stock equivalents at a price per share that is less than the exercise price. In such an event, the exercise price is reduced to such lower price per share, and the number of shares of Common Stock issuable upon exercise is increased accordingly such that the aggregate exercise price remains unchanged. The Warrants were also adjusted by virtue of these adjustment provisions and the subsequent lower priced sales of Common Stock under the equity line of credit facility, resulting in the exercise price being reduced to $0.66 and the number of shares issuable upon exercise increasing from 613,706 shares to 6,044,174 shares.

Interests of Certain Parties

Nicholas R. Liuzza, Jr., the Company’s Chief Executive Officer, director and principal stockholder, holds 7,641,488 shares of Series G and Warrants to purchase 3,762,870 shares of Common Stock (giving effect the adjustments to which Proposal 3 relates), and therefore has an interest in this proposal and the matters described herein.

Joseph Freedman, a director of the Company, holds Warrants to purchase 117,404 shares of Common Stock (giving effect the adjustments to which Proposal 3 relates), and therefore also has an interest in this proposal and the matters described herein.

Reasons Stockholder Approval is Required

Our Common Stock is listed on The Nasdaq Capital Market under the symbol “BLNE,” and we are therefore subject to Nasdaq rules. Nasdaq Rule 5635(d) requires stockholder approval prior to the issuance of Common Stock in a non-public offering at a price per share that is less than the lower of: (i) the official closing price of the Common Stock immediately preceding the signing of the binding agreement therefor; or (ii) the average official closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement therefor, and which equals 20% or more of the then outstanding Common Stock.

While we previously obtained stockholder approval for the Previously Approved Shares at the Prior Meeting, we are seeking stockholder approval of additional shares underlying and potentially issuable under the Series G and Warrants issued subsequent to the Prior Meeting and pursuant to adjustments that occurred subsequent to the Prior Meeting.

As of the Prior Meeting, we had 4,820,651 shares of Common Stock outstanding. Therefore, the issuance of an estimated additional 7,259,286 shares of Common Stock in excess of the Previously Approved Shares would constitute more than 20% of our outstanding shares of Common Stock. For this reason we are seeking stockholder approval of shares of Common Stock issuable upon conversions and exercises for the Series G and Warrants in excess of the Previously Approved Shares, plus any further additional shares which may become issuable upon conversions and exercises of the Series G and Warrants due to the price protection provisions therein and potential subsequent issuances of Common Stock and Common Stock equivalents.

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Vote Required

Approval of Proposal 3 requires the affirmative vote of a majority of the shares present and entitled to vote.

Dissenters’ (Appraisal) Rights

There are no “dissenters’” or “appraisal” rights in connection with Proposal 3.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3

PROPOSAL 4. ADJOURNMENT

General

The Company is asking its stockholders to approve, if necessary, a proposal to adjourn the Annual Meeting to a later date and time to solicit additional proxies in favor of one or more proposals submitted to a vote by the stockholders at the Annual Meeting. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

The affirmative vote of a majority of the shares present and entitled to vote is required to approve this Proposal 4.

The Board recommends a vote “FOR” this Proposal 4.

OTHER MATTERS

Beeline has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters at the Annual Meeting. However, if any other matters shall properly come before the Annual Meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

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Annex A

BEELINE HOLDINGS, INC. AMENDED AND RESTATED

2025 EQUITY INCENTIVE PLAN

1. Scope of Plan; Definitions.

(a) This 2025 Equity Incentive Plan (the “Plan”) is intended to advance the interests of Beeline Holdings, Inc. (the “Company”) and its Related Corporations by enhancing the ability of the Company to attract and retain qualified employees, consultants, Officers and directors, by creating incentives and rewards for their contributions to the success of the Company and its Related Corporations. This Plan will provide to (a) Officers and other employees of the Company and its Related Corporations opportunities to purchase common stock, par value $0.0001 (“Common Stock”) of the Company pursuant to Options granted hereunder which qualify as incentive stock options (“ISOs”) under Section 422(b) of the Internal Revenue Code of 1986 (the “Code”), (b) directors, Officers, employees and consultants of the Company and Related Corporations opportunities to purchase Common Stock of the Company pursuant to options granted hereunder which do not qualify as ISOs (“Non-Qualified Options”); (c) directors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive shares of Common Stock of the Company which normally are subject to restrictions on sale (“Restricted Stock”); (d) directors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive grants of restricted stock units (“RSUs”); and (e) directors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive grants of stock appreciation rights (“SARs”). ISOs and Non-Qualified Options are referred to hereafter as “Options.” Options, Restricted Stock, RSUs and SARs are sometimes referred to hereafter collectively as “Stock Rights.” Any of the Options and/or Stock Rights may in the Board of Directors’ or Compensation Committee’s discretion be issued in tandem to one or more other Options and/or Stock Rights to the extent permitted by law.

(b) For purposes of the Plan, capitalized words and terms shall have the following meaning:

“Board” means the Board of Directors of the Company.

“Chairman” means the Chairman of the Board.

“Change of Control” means the occurrence of any of the following events: (i) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction which requires shareholder approval under applicable state law; or (ii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

“Code” shall have the meaning given to it in Section 1(a).

“Common Stock” shall have the meaning given to it in Section 1(a).

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“Company” shall have the meaning given to it in Section 1(a).

“Compensation Committee” means the compensation committee of the Board, if any, which shall consist of two or more members of the Board, each of whom shall be both an “outside director” within the meaning of Section 162(m) of the Code and a “non-employee director” within the meaning of Rule 16b-3. All references in this Plan to the Compensation Committee shall mean the Board when (i) there is no Compensation Committee or (ii) the Board has retained the power to administer this Plan.

“Disability” means “permanent and total disability” as defined in Section 22(e)(3) of the Code or successor statute.

“Disqualifying Disposition” means any disposition (including any sale) of Common Stock underlying an ISO before the later of (i) two years after the date of employee was granted the ISO or (ii) one year after the date the employee acquired Common Stock by exercising the ISO.

“Exchange Act” shall mean the Securities Exchange Act of 1934.

“Fair Market Value” shall be determined as of the last Trading Day before the date a Stock Right is granted and shall mean:

(1) the closing price on the principal market if the Common Stock is listed on a national securities exchange or the OTCQB or OTCQX. In determining the closing price, after market trading shall not be included.

(2) if the Company’s shares are not listed on a national securities exchange or the OTCQB or OTCQX, then the closing price if reported or the average bid and asked price for the Company’s shares as reported by OTC Markets Group, Inc.;

(3) if there are no prices available under clauses (1) or (2), then Fair Market Value shall be based upon the average closing bid and asked price as determined following a polling of all dealers making a market in the Company’s Common Stock; or

(4) if there is no regularly established trading market for the Company’s Common Stock or if the Company’s Common Stock is listed, quoted or reported under clauses (1) or (2) but it trades sporadically rather than every day, the Fair Market Value shall be established by the Board or the Compensation Committee taking into consideration all relevant factors including the most recent price at which the Company’s Common Stock was sold.

“ISO” shall have the meaning given to it in Section 1(a).

“Non-Qualified Options” shall have the meaning given to it in Section 1(a).

“Officers” means a person who is an executive officer of the Company and is required to file ownership reports under Section 16(a) of the Exchange Act.

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“Options” shall have the meaning given to it in Section 1(a).

“Plan” shall have the meaning given to it in Section 1(a).

“Related Corporations” shall mean a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 424(f) of the Code.

“Restricted Stock” shall have the meaning contained in Section 1(a).

“RSU” shall have the meaning given to it in Section 1(a).

“SAR” shall have the meaning given to it in Section 1(a).

“Securities Act” means the Securities Act of 1933.

“Stock Rights” shall have the meaning given to it in Section 1(a).

“Trading Day” shall mean a day on which The Nasdaq Stock Market LLC is open for business.

This Plan is intended to comply in all respects with Rule 16b-3 (“Rule 16b-3”) and its successor rules as promulgated under Section 16(b) of the Exchange Act for participants who are subject to Section 16 of the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Plan administrators. Provided, however, such exercise of discretion by the Plan administrators shall not interfere with the contract rights of any grantee. In the event that any interpretation or construction of the Plan is required, it shall be interpreted and construed in order to ensure, to the maximum extent permissible by law, that such grantee does not violate the short-swing profit provisions of Section 16(b) of the Exchange Act and that any exemption available under Rule 16b-3 or other rule is available.

2. Administration of the Plan.

(a) The Plan may be administered by the entire Board or by the Compensation Committee. Once appointed, the Compensation Committee shall continue to serve until otherwise directed by the Board. A majority of the members of the Compensation Committee shall constitute a quorum, and all determinations of the Compensation Committee shall be made by the majority of its members present at a meeting. Any determination of the Compensation Committee under the Plan may be made without notice or meeting of the Compensation Committee by a writing signed by all of the Compensation Committee members. Subject to ratification of the grant of each Stock Right by the Board (but only if so required by applicable state law), and subject to the terms of the Plan, the Compensation Committee shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under Section 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under Section 3 to receive Non-Qualified Options, Restricted Stock, RSUs and SARs) to whom Non-Qualified Options, Restricted Stock, RSUs and SARs may be granted; (ii) determine when Stock Rights may be granted; (iii) determine the exercise prices of Stock Rights (other than Restricted Stock and RSUs), which shall not be less than the Fair Market Value; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine when Stock Rights shall become exercisable, the duration of the exercise period and when each Stock Right shall vest; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to or issued in connection with Stock Rights, and the nature of such restrictions, if any, and (vii) interpret the Plan and promulgate and rescind rules and regulations relating to it. The interpretation and construction by the Compensation Committee of any provisions of the Plan or of any Stock Right granted under it shall be final, binding and conclusive unless otherwise determined by the Board. The Compensation Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best.

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No members of the Compensation Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it. No member of the Compensation Committee or the Board shall be liable for any act or omission of any other member of the Compensation Committee or the Board or for any act or omission on his own part, including but not limited to the exercise of any power and discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct.

(b) The Compensation Committee may select one of its members as its Chairman and shall hold meetings at such time and places as it may determine. All references in this Plan to the Compensation Committee shall mean the Board if no Compensation Committee has been appointed. From time to time the Board may increase the size of the Compensation Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused or remove all members of the Compensation Committee and thereafter directly administer the Plan.

(c) Stock Rights may be granted to members of the Board, whether such grants are in their capacity as directors, Officers or consultants. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either (i) eligible for Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan.

(d) In addition to such other rights of indemnification as he or she may have as a member of the Board, and with respect to administration of the Plan and the granting of Stock Rights under it, each member of the Board and of the Compensation Committee shall be entitled without further act on his part to indemnification from the Company for all expenses (including advances of litigation expenses, the amount of judgment and the amount of approved settlements made with a view to the curtailment of costs of litigation) reasonably incurred by him in connection with or arising out of any action, suit or proceeding, including any appeal thereof, with respect to the administration of the Plan or the granting of Stock Rights under it in which he may be involved by reason of his being or having been a member of the Board or the Compensation Committee, whether or not he continues to be such member of the Board or the Compensation Committee at the time of the incurring of such expenses; provided, however, that such indemnity shall be subject to the limitations contained in any Indemnification Agreement between the Company and the Board member or Officer. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board or the Compensation Committee and shall be in addition to all other rights to which such member of the Board or the Compensation Committee would be entitled to as a matter of law, contract or otherwise.

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(e) The Board may delegate the powers to grant Stock Rights to Officers to the extent not precluded by the Nevada Revised Statutes.

3. Eligible Employees and Others. ISOs may be granted to any employee of the Company or any Related Corporation. Those Officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Subject to compliance with Rule 16b-3 and other applicable securities laws, Non-Qualified Options, Restricted Stock, RSUs and SARs may be granted to any director (whether or not an employee), Officer, employee or consultant of the Company or any Related Corporation. The Compensation Committee may take into consideration a recipient’s individual circumstances in determining whether to grant an ISO, a Non-Qualified Option, Restricted Stock, RSUs or an SAR. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from participation in, any other grant of Stock Rights.

4. Common Stock. The Common Stock subject to Stock Rights shall be authorized but unissued shares of Common Stock, or shares of Common Stock reacquired by the Company in any manner, including purchase, forfeiture or otherwise. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan shall be no more than 15% of the outstanding shares of Common Stock on a fully diluted basis giving effect to the exercise and conversion of all outstanding Common Stock equivalents issued outside of this Plan including convertible notes, convertible preferred stock and warrants less any Stock Rights previously granted or exercised subject to adjustment as provided below in this Section 4 and in Section 14 (the “Share Reserve”). Any such shares may be issued under ISOs, Non-Qualified Options, Restricted Stock, RSUs or SARs, so long as the number of shares so issued does not exceed the limitations in this Section 4. Subject to adjustment in accordance with Section 14, no more than 375,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of ISOs. If any Stock Rights granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares, the unpurchased shares subject to such Stock Rights and any unvested shares so reacquired by the Company shall again be available for grants under the Plan. For the avoidance of doubt, in the event that (i) the payment of the exercise price of any Stock Right, or (ii) the satisfaction of any tax withholding obligations arising from any Stock Right is made by withholding of shares of Common Stock by the Company, the shares so withheld shall again become available for grants under the Plan.

The Share Reserve will automatically increase on January 1st of each year (each, an “Increase Date”), for a period of seven years commencing on January 1, 2026 and ending on (and including) January 1, 2032, in an amount equal to 5% of the total number of shares of Common Stock outstanding on December 31 of the preceding calendar year on a fully diluted basis giving effect to the exercise and conversion of all outstanding Common Stock equivalents issued outside of this Plan including convertible notes, convertible preferred stock and warrants less any Stock Rights previously granted or exercised subject to adjustment as provided in Section 14. Notwithstanding the foregoing, the Board may determine, at any time prior to the Increase Date for a given year to provide that there will be no increase in the Share Reserve hereunder for such year, or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. For the avoidance of doubt, the Share Reserve in this Section 4 is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Shares may be authorized and issued under the Plan in connection with a merger or acquisition as permitted by the Rules of The Nasdaq Stock Market LLC or the rules of another applicable principal market without the need for shareholder approval (to the extent so provided in the applicable principal market rule(s)), in which case such authorization or issuance will not reduce the number of shares of Common Stock available for grant or issuance under the Plan.

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5. Granting of Stock Rights.

(a) The date of grant of a Stock Right under the Plan will be the date specified by the Board or Compensation Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Board or Compensation Committee acts to approve the grant. The Board or Compensation Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to Section 17.

(b) The Board or Compensation Committee shall grant Stock Rights to participants that it, in its sole discretion, selects. Stock Rights shall be granted on such terms as the Board or Compensation Committee shall determine except that ISOs shall be granted on terms that comply with the Code and regulations thereunder.

(c) A SAR entitles the holder to receive, as designated by the Board or Compensation Committee, cash or shares of Common Stock, value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise over (b) an exercise price established by the Board or Compensation Committee. The exercise price of each SAR granted under this Plan shall be established by the Compensation Committee or shall be determined by a method established by the Board or Compensation Committee at the time the SAR is granted, provided the exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of the grant of the SAR, or such higher price as is established by the Board or Compensation Committee. A SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Board or Compensation Committee. Shares of Common Stock delivered pursuant to the exercise of a SAR shall be subject to such conditions, restrictions and contingencies as the Board or Compensation Committee may establish in the applicable SAR agreement or document, if any. The Board or Compensation Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Common Stock acquired pursuant to the exercise of each SAR as the Board or Compensation Committee determines to be desirable. A SAR under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Board or Compensation Committee shall, in its discretion, prescribe. The terms and conditions of any SAR to any grantee shall be reflected in such form of agreement as is determined by the Board or Compensation Committee. A copy of such document, if any, shall be provided to the grantee, and the Board or Compensation Committee may condition the granting of the SAR on the grantee executing such agreement.

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(d) An RSU gives the grantee the right to receive a number of shares of the Company’s Common Stock on applicable vesting or other dates. Delivery of the RSUs may be deferred beyond vesting as determined by the Board or Compensation Committee. RSUs shall be evidenced by an RSU agreement in the form determined by the Board or Compensation Committee. With respect to an RSU, which becomes non-forfeitable due to the lapse of time, the Compensation Committee shall prescribe in the RSU agreement the vesting period. With respect to the granting of the RSU, which becomes non-forfeitable due to the satisfaction of certain pre-established performance-based objectives imposed by the Board or Compensation Committee, the measurement date of whether such performance-based objectives have been satisfied shall be a date no earlier than the first anniversary of the date of the RSU. A recipient who is granted an RSU shall possess no incidents of ownership with respect to such underlying Common Stock, although the RSU agreement may provide for payments in lieu of dividends to such grantee.

(e) Notwithstanding any provision of this Plan, the Board or Compensation Committee may impose conditions and restrictions on any grant of Stock Rights including forfeiture of vested Options, cancellation of Common Stock acquired in connection with any Stock Right and forfeiture of profits.

(f) The Options and SARs shall not be exercisable for a period of more than 10 years from the date of grant.

6. Sale of Shares. The shares underlying Stock Rights granted to any Officer, director or a beneficial owner of 10% or more of the Company’s securities registered under Section 12 of the Exchange Act shall not be sold, assigned or transferred by the grantee until at least six months elapse from the date of the grant thereof.

7. ISO Minimum Option Price and Other Limitations.

(a) The exercise price per share relating to all Options granted under the Plan shall not be less than the Fair Market Value per share of Common Stock on the last trading day prior to the date of such grant. For purposes of determining the exercise price, the date of the grant shall be the later of (i) the date of approval by the Board or Compensation Committee or the Board, or (ii) for ISOs, the date the recipient becomes an employee of the Company. In the case of an ISO to be granted to an employee owning Common Stock which represents more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the date of grant and such ISO shall not be exercisable after the expiration of five years from the date of grant.

(b) In no event shall the aggregate Fair Market Value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.

8. Duration of Stock Rights. Subject to earlier termination as provided in Sections 5, 9, 10 and 11, each Option and SAR shall expire on the date specified in the original instrument granting such Stock Right (except with respect to any part of an ISO that is converted into a Non-Qualified Option pursuant to Section 17), provided, however, that such instrument must comply with Section 422 of the Code with regard to ISOs and Rule 16b-3 with regard to all Stock Rights granted pursuant to the Plan to Officers, directors and 10% shareholders of the Company.

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9. Exercise of Options and SARs; Vesting of Stock Rights. Subject to the provisions of Sections 9 through 13, each Option and SAR granted under the Plan shall be exercisable as follows:

(a) The Options and SARs shall either be fully vested and exercisable from the date of grant or shall vest and become exercisable in such installments as the Board or Compensation Committee may specify.

(b) Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option and SAR, unless otherwise specified by the Board or Compensation Committee.

(c) Each Option and SAR or installment, once it becomes exercisable, may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

(d) The Board or Compensation Committee shall have the right to accelerate the vesting date of any installment of any Stock Right; provided that the Board or Compensation Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Section 17) if such acceleration would violate the annual exercisability limitation contained in Section 422(d) of the Code as described in Section 7(b).

10. Termination of Employment. Subject to any greater restrictions or limitations as may be imposed by the Board or Compensation Committee or by a written agreement, if an optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or Disability, no further installments of his Options shall vest or become exercisable, and his Options shall terminate as provided for in the grant or on the day 12 months after the day of the termination of his employment (except three months for ISOs), whichever is earlier, but in no event later than on their specified expiration dates. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee’s right to re-employment is guaranteed by statute. A leave of absence with the written approval of the Board shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations so long as the optionee continues to be an employee of the Company or any Related Corporation.

11. Death; Disability. Unless otherwise determined by the Board or Compensation Committee or by a written agreement:

(a) If the holder of an Option or SAR ceases to be employed by the Company and all Related Corporations by reason of his death, any Options or SARs held by the optionee may be exercised to the extent he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the Options or SARs by will or by the laws of descent and distribution, at any time prior to the earlier of: (i) the Options’ or SARs’ specified expiration date or (ii) one year (except three months for an ISO) from the date of death.

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(b) If the holder of an Option or SAR ceases to be employed by the Company and all Related Corporations, or a director or Director Advisor can no longer perform his duties, by reason of his Disability, any Options or SARs held by the optionee may be exercised to the extent he could have exercised it on the date of termination due to Disability until the earlier of (i) the Options’ or SARs’ specified expiration date or (ii) one year from the date of the termination.

12. Assignment, Transfer or Sale.

(a) No ISO granted under this Plan shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee, each ISO shall be exercisable only by him, his guardian or legal representative.

(b) Except for ISOs, all Stock Rights are transferable subject to compliance with applicable securities laws and Section 6 of this Plan.

13. Terms and Conditions of Stock Rights. Stock Rights shall be evidenced by instruments (which need not be identical) in such forms as the Board or Compensation Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Sections 5 through 12 hereof and may contain such other provisions as the Board or Compensation Committee deems advisable which are not inconsistent with the Plan. In granting any Stock Rights, the Board or Compensation Committee may specify that Stock Rights shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Board or Compensation Committee may determine. The Board or Compensation Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more Officers of the Company to execute and deliver such instruments. The proper Officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

14. Adjustments Upon Certain Events.

(a) Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Stock Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Stock Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of a Stock Right, as well as the price per share of Common Stock (or cash, as applicable) covered by each such outstanding Option or SAR, shall be proportionately adjusted for any increases or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company or the voluntary cancellation whether by virtue of a cashless exercise of a derivative security of the Company (including any alternative cashless exercise) or otherwise shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board or Compensation Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to a Stock Right. No adjustments shall be made for dividends or other distributions paid in cash or in property other than securities of the Company.

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(b) In the event of the proposed dissolution or liquidation of the Company, the Board or Compensation Committee shall notify each participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, a Stock Right will terminate immediately prior to the consummation of such proposed action.

(c) In the event of a merger of the Company with or into another corporation, or a Change of Control, each outstanding Stock Right shall be assumed (as defined below) or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Stock Rights, the participants shall fully vest in and have the right to exercise their Stock Rights as to which it would not otherwise be vested or exercisable. If a Stock Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board or Compensation Committee shall notify the participant in writing or electronically that the Stock Right shall be fully vested and exercisable for a period of at least 15 days from the date of such notice, and any Options or SARs shall terminate one minute prior to the closing of the merger or sale of assets.

For the purposes of this Section 14(c), the Stock Right shall be considered “assumed” if, following the merger or Change of Control, the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Stock Right immediately prior to the merger or Change of Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change of Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change of Control is not solely common stock of the successor corporation or its parent, the Board or Compensation Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Stock Right, for each share of Common Stock subject to the Stock Right, to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or Change of Control.

(d) Notwithstanding the foregoing, any adjustments made pursuant to Section 14(a), (b) or (c) with respect to ISOs shall be made only after the Board or Compensation Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Board or Compensation Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs it may refrain from making such adjustments.

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(e) No fractional shares shall be issued under the Plan and the optionee or cash settled SAR holder shall receive from the Company cash in lieu of such fractional shares.

15. Means of Exercising Stock Rights.

(a) An Option or SAR (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the exercise price therefor (to the extent it is exercisable in cash) either (i) in United States dollars by check or wire transfer; or (ii) at the discretion of the Board or Compensation Committee, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Stock Right or such other formula as may be approved by the Board or Compensation Committee; or (iii) at the discretion of the Board or Compensation Committee, by any combination of (i) and (ii) above. If the Board or Compensation Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (ii) or (iii) of the preceding sentence, such discretion need not be exercised in writing at the time of the grant of the Stock Right in question. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in Section 14 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

(b) Each notice of exercise shall, unless the shares of Common Stock are covered by a then current registration statement under the Securities Act, contain the holder’s acknowledgment in form and substance satisfactory to the Company that (i) such shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act), (ii) the holder has been advised and understands that (1) the shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer and (2) the Company is under no obligation to register the shares under the Securities Act or to take any action which would make available to the holder any exemption from such registration, and (iii) such shares may not be transferred without compliance with all applicable federal and state securities laws. Notwithstanding the above, should the Company be advised by counsel that issuance of shares should be delayed pending registration under federal or state securities laws or the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer exercise of any Stock Right granted hereunder until either such event has occurred.

16. Term, Termination and Amendment.

(a) This Plan was adopted by the Board. This Plan shall be approved by the Company’s shareholders, which approval is required for ISOs within 12 months of the date on which the Plan was adopted by the Board.

(b) The Board may terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate 10 years from the date the Board adopts the Plan. No Stock Rights may be granted under the Plan once the Plan is terminated. Termination of the Plan shall not impair rights and obligations under any Stock Right granted while the Plan is in effect, except with the written consent of the grantee.

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(c) The Board at any time, and from time to time, may amend the Plan. Provided, however, except as provided in Section 14 relating to adjustments in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent (i) shareholder approval is necessary to satisfy the requirements of Section 422 of the Code or (ii) required by the rules of the principal national securities exchange or trading market upon which the Company’s Common Stock trades. Rights under any Stock Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the written consent of the grantee.

(d) The Board at any time, and from time to time, may amend the terms of any one or more Stock Rights; provided, however, that the rights under the Stock Right shall not be impaired by any such amendment, except with the written consent of the grantee.

17. Conversion of ISOs into Non-Qualified Options; Termination of ISOs. The Board or Compensation Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee’s ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Provided, however, the Board or Compensation Committee shall not reprice the Options or extend the exercise period or reduce the exercise price of the appropriate installments of such Options without the approval of the Company’s shareholders. At the time of such conversion, the Board or Compensation Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Board or Compensation Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board or Compensation Committee takes appropriate action. The Compensation Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

18. Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Options or SARS (if cash settled) granted under the Plan shall be used for general corporate purposes.

19. Governmental Regulations. The Company’s obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

20. Withholding of Additional Income Taxes. In connection with the granting, exercise or vesting of a Stock Right or the making of a Disqualifying Disposition the Company, in accordance with Section 3402(a) of the Code, may require the optionee to pay additional withholding taxes in respect of the amount that is considered compensation includable in such person’s gross income.

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To the extent that the Company is required to withhold taxes for federal income tax purposes as provided above, if any optionee may elect to satisfy such withholding requirement by (i) paying the amount of the required withholding tax to the Company; (ii) delivering to the Company shares of its Common Stock (including shares of Restricted Stock) previously owned by the optionee; or (iii) having the Company retain a portion of the shares covered by an Option exercise. The number of shares to be delivered to or withheld by the Company times the Fair Market Value of such shares or such other formula as may be approved by the Board or Compensation Committee pursuant to the Plan shall equal the cash required to be withheld.

21. Notice to the Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. If the employee has died before such stock is sold, the holding periods requirements of the Disqualifying Disposition do not apply and no Disqualifying Disposition can occur thereafter.

22. Continued Employment. The grant of a Stock Right pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Related Corporation to retain the grantee in the employ of the Company or a Related Corporation, as a member of the Company’s Board or in any other capacity, whichever the case may be.

23. Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Nevada. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

24. (a) Forfeiture of Stock Rights Granted to Employees or Consultants. Notwithstanding any other provision of this Plan, and unless otherwise provided for in a Stock Rights Agreement, all vested or unvested Stock Rights granted to employees or consultants shall be immediately forfeited at the discretion of the Board if any of the following events occur:

(1) Termination of the relationship with the grantee for cause including, but not limited to, fraud, theft, dishonesty and violation of Company policy;

(2) Purchasing or selling securities of the Company in violation of the Company’s insider trading guidelines then in effect;

(3) Breaching any duty of confidentiality including that required by the Company’s insider trading guidelines then in effect;

(4) Competing with the Company;

(5) Being unavailable for consultation after leaving the Company’s employment if such availability is a condition of any agreement between the Company and the grantee;

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(6) Recruitment of Company personnel after termination of employment, whether such termination is voluntary or for cause;

(7) Failure to assign any invention or technology to the Company if such assignment is a condition of employment or any other agreements between the Company and the grantee; or

(8) A finding by the Board that the grantee has acted disloyally and/or against the interests of the Company.

(b) Forfeiture of Stock Rights Granted to Directors. Notwithstanding any other provision of this Plan, and unless otherwise provided for in a Stock Rights Agreement, all vested or unvested Stock Rights granted to directors shall be immediately forfeited at the discretion of the Board if any of the following events occur:

(1) Purchasing or selling securities of the Company in violation of the Company’s insider trading guidelines then in effect;

(2) Breaching any duty of confidentiality including that required by the Company’s insider trading guidelines then in effect;

(3) Competing with the Company;

(4) Recruitment of Company personnel after ceasing to be a director;

or

(5) A finding by the Board that the grantee has acted disloyally and/or against the interests of the Company.

The Company may impose other forfeiture restrictions which are more or less restrictive and require a return of profits from the sale of Common Stock as part of said forfeiture provisions if such forfeiture provisions and/or return of provisions are contained in a Stock Rights Agreement.

(c) Profits on the Sale of Certain Shares; Redemption. If any of the events specified in Section 24(a) or (b) of the Plan occur within one year from the date the grantee last performed services for the Company in the capacity for which the Stock Rights were granted (the “Termination Date”) (or such longer period required by any written agreement), all profits earned from the sale of the Company’s securities, including the sale of shares of Common Stock underlying the Stock Rights, during the two-year period commencing one year prior to the Termination Date shall be forfeited and immediately paid by the grantee to the Company. Further, in such event, the Company may at its option redeem shares of Common Stock acquired upon exercise of the Stock Right by payment of the exercise price to the grantee. To the extent that another written agreement with the Company extends the events in Section 24(a) or (b) beyond one year following the Termination Date, the two-year period shall be extended by an equal number of days. The Company’s rights under this Section 24(c) do not lapse one year form the Termination Date but are contract rights subject to any appropriate statutory limitation period.

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Annex B

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 1(a) OF THIS WARRANT.

BEELINE HOLDINGS, INC.

Warrant To Purchase Common Stock

Date of Issuance: __________ ____, 2025 (“Issuance Date”)

Beeline Holdings, Inc., a Nevada corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ______________________, the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon exercise of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”), at any time or times on or after the Shareholder Approval Date (as defined below), but not after 11:59 p.m., New York time, on the Expiration Date (as defined below), ________________ (subject to adjustment as provided herein) fully paid and non-assessable shares of Common Stock (as defined below) (the “Warrant Shares”, and such number of Warrant Shares, the “Warrant Number”). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 19. This Warrant is one of the Warrants to Purchase Common Stock (the “SPA Warrants”) issued pursuant to Section 1 of that certain Securities Purchase Agreement by and among the Company and the Purchaser referred to therein, as amended from time-to-time(the “Purchase Agreement”). Capitalized words and phrases used and not defined herein and which are not descriptive shall have the meaning given them in the Purchase Agreement.

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1. EXERCISE OF WARRANT.

(a) Mechanics of Exercise. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(f)), this Warrant may be exercised by the Holder on any day on or after the Shareholder Approval Date (each, an “Exercise Date”), in whole or in part, by delivery (whether via facsimile or otherwise) of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant. Within one (1) Trading Day following an exercise of this Warrant as aforesaid, the Holder shall deliver payment to the Company of an amount equal to the Exercise Price in effect on the date of such exercise multiplied by the number of Warrant Shares as to which this Warrant was so exercised (the “Aggregate Exercise Price”) in cash or via wire transfer of immediately available funds if the Holder did not notify the Company in such Exercise Notice that such exercise was made pursuant to a Cashless Exercise (as defined in Section 1(d)). The Holder shall not be required to deliver the original of this Warrant in order to effect an exercise hereunder. Execution and delivery of an Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original of this Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. Execution and delivery of an Exercise Notice for all of the then-remaining Warrant Shares shall have the same effect as cancellation of the original of this Warrant after delivery of the Warrant Shares in accordance with the terms hereof. On or prior to the Trading Day following the date on which the Company has received an Exercise Notice, the Company shall transmit by facsimile or electronic mail an acknowledgment of confirmation of receipt of such Exercise Notice, in the form attached hereto as Exhibit B, to the Holder and the Company’s transfer agent (the “Transfer Agent”), which confirmation shall constitute an instruction to the Transfer Agent to process such Exercise Notice in accordance with the terms herein. On or before the second (2nd) Trading Day following the date on which the Company has received such Exercise Notice (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade of such Warrant Shares initiated on the applicable Exercise Date), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program (“FAST”), upon the request of the Holder, issue and deliver (via reputable overnight courier) to the address as specified in the Exercise Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled pursuant to such exercise. Upon delivery of an Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Warrant Shares (as the case may be) provided, that the Holder shall be deemed to have waived any voting rights of any such Warrant Shares that may arise with respect to the period commencing on such Exercise Date, through, and including, such applicable Share Delivery Date (as defined below) (each, an “Exercise Period”), as necessary, such that the aggregate voting rights of any shares of Common Stock (including such Warrant Shares) beneficially owned by the Holder and/or any Attribution Parties, collectively, on any such date of determination shall not exceed the Maximum Percentage (as defined below) as a result of any such exercise of this Warrant. If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise and upon surrender of this Warrant to the Company by the Holder, then, at the request of the Holder, the Company shall as soon as practicable and in no event later than one (1) Business Day after any exercise and at its own expense, issue and deliver to the Holder (or its designee) a new Warrant (in accordance with Section 7(d)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including, without limitation, fees and expenses of the Transfer Agent) that may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant. Notwithstanding the foregoing, except in the case where an exercise of this Warrant is validly made pursuant to a Cashless Exercise, the Company’s failure to deliver Warrant Shares to the Holder on or prior to the later of (i) one (1) Trading Day after receipt of the applicable Exercise Notice (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade of such Warrant Shares initiated on the applicable Exercise Date) and (ii) the date of the Company’s receipt of the Aggregate Exercise Price (or valid notice of a Cashless Exercise) (such later date, the “Share Delivery Date”) shall not be deemed to be a breach of this Warrant. Notwithstanding anything to the contrary contained in this Warrant or the Registration Rights Agreement, after the effective date of the Registration Statement (as defined in the Registration Rights Agreement) and prior to the Holder’s receipt of the notice of a Grace Period (as defined in the Registration Rights Agreement), the Company shall cause the Transfer Agent to deliver unlegended shares of Common Stock to the Holder (or its designee) in connection with any sale of Registrable Securities (as defined in the Registration Rights Agreement) with respect to which the Holder has entered into a contract for sale, and delivered a copy of the prospectus included as part of the particular Registration Statement to the extent applicable, and for which the Holder has not yet settled. From the Issuance Date through and including the Expiration Date, the Company shall maintain a transfer agent that participates in FAST.

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(b) Exercise Price. For purposes of this Warrant, “Exercise Price” means $6.50, subject to adjustment as provided herein.

(c) Company’s Failure to Timely Deliver Securities. If the Company shall fail, for any reason or for no reason, on or prior to the Share Delivery Date, either (I) if the Transfer Agent is not participating in FAST, to issue and deliver to the Holder (or its designee) a certificate for the number of Warrant Shares to which the Holder is entitled and register such Warrant Shares on the Company’s share register or, if the Transfer Agent is participating in FAST, to credit the balance account of the Holder or the Holder’s designee with DTC for such number of Warrant Shares to which the Holder is entitled upon the Holder’s exercise of this Warrant (as the case may be) or (II) if a Registration Statement covering the resale of the Warrant Shares that are the subject of the Exercise Notice (the “Unavailable Warrant Shares”) is not available for the resale of such Unavailable Warrant Shares and the Company fails to promptly, but in no event later than as required pursuant to the Registration Rights Agreement (x) so notify the Holder and (y) deliver the Warrant Shares electronically without any restrictive legend by crediting such aggregate number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal At Custodian system (the event described in the immediately foregoing clause (II) is hereinafter referred as a “Notice Failure” and together with the event described in clause (I) above, a “Delivery Failure”), then, in addition to all other remedies available to the Holder, (X) the Company shall pay in cash to the Holder on each day after the Share Delivery Date and during such Delivery Failure an amount equal to 2% of the product of (A) the sum of the number of shares of Common Stock not issued to the Holder on or prior to the Share Delivery Date and to which the Holder is entitled, multiplied by (B) any trading price of the Common Stock selected by the Holder in writing as in effect at any time during the period beginning on the applicable Exercise Date and ending on the applicable Share Delivery Date, and (Y) the Holder, upon written notice to the Company, may void its Exercise Notice with respect to, and retain or have returned, as the case may be, any portion of this Warrant that has not been exercised pursuant to such Exercise Notice; provided that the voiding of an Exercise Notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 1(c) or otherwise. In addition to the foregoing, if on or prior to the Share Delivery Date either (I) the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, the Company shall fail to issue and deliver to the Holder (or its designee) a certificate and register such shares of Common Stock on the Company’s share register or, if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, the Transfer Agent shall fail to credit the balance account of the Holder or the Holder’s designee with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise hereunder or pursuant to the Company’s obligation pursuant to clause (ii) below or (II) a Notice Failure occurs, and if on or after such Share Delivery Date the Holder acquires (in an open market transaction, stock loan or otherwise) shares of Common Stock corresponding to all or any portion of the number of shares of Common Stock issuable upon such exercise that the Holder is entitled to receive from the Company and has not received from the Company in connection with such Delivery Failure or Notice Failure, as applicable (a “Buy-In”), then, in addition to all other remedies available to the Holder, the Company shall, within one (1) Business Day after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, stock loan costs and other out-of-pocket expenses, if any) for the shares of Common Stock so acquired (including, without limitation, by any other Person in respect, or on behalf, of the Holder) (the “Buy-In Price”), at which point the Company’s obligation to so issue and deliver such certificate (and to issue such shares of Common Stock) or credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of Warrant Shares to which the Holder is entitled upon the Holder’s exercise hereunder (as the case may be) (and to issue such Warrant Shares) shall terminate, or (ii) promptly honor its obligation to so issue and deliver to the Holder a certificate or certificates representing such Warrant Shares or credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of Warrant Shares to which the Holder is entitled upon the Holder’s exercise hereunder (as the case may be) and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of Warrant Shares multiplied by (B) the lowest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date of the applicable Exercise Notice and ending on the date of such issuance and payment under this clause (ii) (the “Buy-In Payment Amount”). Nothing shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) upon the exercise of this Warrant as required pursuant to the terms hereof. While this Warrant is outstanding, the Company shall cause its transfer agent to participate in FAST. In addition to the foregoing rights, (i) if the Company fails to deliver the applicable number of Warrant Shares upon an exercise pursuant to Section 1 by the applicable Share Delivery Date, then the Holder shall have the right to rescind such exercise in whole or in part and retain and/or have the Company return, as the case may be, any portion of this Warrant that has not been exercised pursuant to such Exercise Notice; provided that the rescission of an exercise shall not affect the Company’s obligation to make any payments that have accrued prior to the date of such notice pursuant to this Section 1(c) or otherwise, and (ii) if a registration statement covering the issuance or resale of the Warrant Shares that are subject to an Exercise Notice is not available for the issuance or resale, as applicable, of such Warrant Shares and the Holder has submitted an Exercise Notice prior to receiving notice of the non-availability of such registration statement and the Company has not already delivered the Warrant Shares underlying such Exercise Notice electronically without any restrictive legend by crediting such aggregate number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit / Withdrawal At Custodian system, the Holder shall have the option, by delivery of notice to the Company, to (x) rescind such Exercise Notice in whole or in part and retain or have returned, as the case may be, any portion of this Warrant that has not been exercised pursuant to such Exercise Notice; provided that the rescission of an Exercise Notice shall not affect the Company’s obligation to make any payments that have accrued prior to the date of such notice pursuant to this Section 1(c) or otherwise, and/or (y) switch some or all of such Exercise Notice from a cash exercise to a Cashless Exercise. Notwithstanding anything herein to the contrary, with respect to any given Notice Failure or Delivery Failure (a “Failure”), this Section 1(c) shall not apply to the Holder to the extent the Company has already paid such amounts in full to the Holder with respect to such Failure pursuant to the analogous sections of any other Transaction Document.

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(d) Cashless Exercise. If there is no effective Registration Statement covering the sale of the Warrant Share, the Holder may exercise this Warrant by surrendering such number of shares of Common Stock received upon exercise of the Warrant with an aggregate Fair Market Value (as defined below) equal to the number of Warrants to be exercised times the exercise price, as described in the following paragraph (a “Cashless Exercise”).

If the Holder elects to conduct a Cashless Exercise, the Company shall cause to be delivered to the Holder a certificate or certificates representing the number of shares of Common Stock computed using the following formula:

X =	Y (A-B)
A

Where:

X = the number of shares of Common Stock to be issued to the Holder;

Y = the portion of this Warrant (in number of shares of Common Stock) being exercised by the Holder (at the date of such calculation);

A = the Fair Market Value (as defined below) of one share of Common Stock; and

B = the exercise price (as adjusted to the date of such calculation).

For purposes of this Warrant, Fair Market Value shall mean: (i) if the principal trading market for such securities is a national securities exchange, OTCQX or the OTCQB (or a similar system then in use), the average of the last five reported sales prices on the principal market the last five trading days immediately prior to such expiration date; or (ii) if (i) is not applicable, and if bid and ask prices for shares of Common Stock are reported by the principal trading market, the average of the high bid and low asked prices so reported for the trading day immediately prior to such expiration date. Notwithstanding the foregoing, if there is no last reported sales price or bid and ask prices, as the case may be, for the day in question, then Fair Market Value shall be determined as of the latest day prior to such day for which such last reported sales price or bid and asked prices, as the case may be, are available, unless such securities have not been traded on an exchange or in the over-the-counter market for 30 or more days immediately prior to the day in question, in which case the Fair Market Value shall be determined in good faith by and reflected in a formal resolution of the board of directors of the Company.

If the Warrant Shares are issued in a Cashless Exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares take on the registered characteristics of the Warrants being exercised. For purposes of Rule 144(d) promulgated under the Securities Act, as in effect on the Issuance Date, it is intended that the Warrant Shares issued in a Cashless Exercise shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Purchase Agreement.

(e) Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the number of Warrant Shares to be issued pursuant to the terms hereof, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 15.

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(f) Limitations on Exercises. The Company shall not effect the exercise of any portion of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, pursuant to the terms and conditions of this Warrant and any such exercise shall be null and void and treated as if never made, to the extent that after giving effect to such exercise, the Holder together with the other Attribution Parties collectively would beneficially own in excess of 1% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and the other Attribution Parties shall include the number of shares of Common Stock held by the Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (A) exercise of the remaining, unexercised portion of this Warrant beneficially owned by the Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants, including other SPA Warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 1(f). For purposes of this Section 1(f)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the 1934 Act. For purposes of determining the number of outstanding shares of Common Stock the Holder may acquire upon the exercise of this Warrant without exceeding the Maximum Percentage, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or the Transfer Agent, if any, setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Company receives an Exercise Notice from the Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall (i) notify the Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Exercise Notice would otherwise cause the Holder’s beneficial ownership, as determined pursuant to this Section 1(f), to exceed the Maximum Percentage, the Holder must notify the Company of a reduced number of Warrant Shares to be acquired pursuant to such Exercise Notice (the number of shares by which such purchase is reduced, the “Reduction Shares”) and (ii) as soon as reasonably practicable, the Company shall return to the Holder any exercise price paid by the Holder for the Reduction Shares. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to the Holder upon exercise of this Warrant results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the 1934 Act), the number of shares so issued by which the Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or to transfer the Excess Shares. As soon as reasonably practicable after the issuance of the Excess Shares has been deemed null and void, the Company shall return to the Holder the exercise price paid by the Holder for the Excess Shares. Upon delivery of a written notice to the Company, the Holder may from time to time increase (with such increase not effective until the sixty-first (61st) day after delivery of such notice) or decrease the Maximum Percentage to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and the other Attribution Parties and not to any other holder of SPA Warrants that is not an Attribution Party of the Holder. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of this Warrant in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act. No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(f) to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 1(f) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be amended, modified or waived and shall apply to a successor holder of this Warrant.

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(g) Reservation of Shares.

(i) Required Reserve Amount. At any time after the Shareholder Approval Date, so long as this Warrant remains outstanding, the Company shall at all times keep reserved for issuance under this Warrant a number of shares of Common Stock at least equal to 100% of the maximum number of shares of Common Stock as shall be necessary to satisfy the Company’s obligation to issue shares of Common Stock under the SPA Warrants then outstanding (without regard to any limitations on exercise) (the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Stock reserved pursuant to this Section 1(g)(i) be reduced other than proportionally in connection with any exercise or redemption of SPA Warrants or such other event covered by Section 2(a) below. The Required Reserve Amount (including, without limitation, each increase in the number of shares so reserved) shall be allocated pro rata among the holders of the SPA Warrants based on number of shares of Common Stock issuable upon exercise of SPA Warrants held by each holder on the Closing Date (without regard to any limitations on exercise) or increase in the number of reserved shares, as the case may be (the “Authorized Share Allocation”). In the event that a holder shall sell or otherwise transfer any of such holder’s SPA Warrants, each transferee shall be allocated a pro rata portion of such holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any SPA Warrants shall be allocated to the remaining holders of SPA Warrants, pro rata based on the number of shares of Common Stock issuable upon exercise of the SPA Warrants then held by such holders (without regard to any limitations on exercise).

(ii) Insufficient Authorized Shares. If, notwithstanding Section 1(g)(i) above, and not in limitation thereof, at any time after the Shareholder Approval Date, while any of the SPA Warrants remain outstanding, the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for all the SPA Warrants then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its shareholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each shareholder with a proxy statement and shall use its best efforts to solicit its shareholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the shareholders that they approve such proposal. Notwithstanding the foregoing, if any such time of an Authorized Share Failure, the Company is able to obtain the written consent of a majority of the shares of its issued and outstanding shares of Common Stock to approve the increase in the number of authorized shares of Common Stock, the Company may satisfy this obligation by obtaining such consent and submitting for filing with the SEC an Information Statement on Schedule 14C. In the event that the Company is prohibited from issuing shares of Common Stock upon an exercise of this Warrant due to the failure by the Company to have sufficient shares of Common Stock available out of the authorized but unissued shares of Common Stock (such unavailable number of shares of Common Stock, the “Authorization Failure Shares”), in lieu of delivering such Authorization Failure Shares to the Holder, the Company shall pay cash in exchange for the cancellation of such portion of this Warrant exercisable into such Authorization Failure Shares at a price equal to the sum of (i) the product of (x) such number of Authorization Failure Shares and (y) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date the Holder delivers the applicable Exercise Notice with respect to such Authorization Failure Shares to the Company and ending on the date of such issuance and payment under this Section 1(g); and (ii) to the extent the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Authorization Failure Shares, any Buy-In Payment Amount, brokerage commissions and other out-of-pocket expenses, if any, of the Holder incurred in connection therewith. Nothing contained in this Section 1(g) shall limit any obligations of the Company under any provision of the Purchase Agreement.

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2. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 2.

(a) Stock Dividends and Splits. Without limiting any provision of Section 3 or Section 4, if the Company, at any time on or after the Issuance Date, (i) pays a stock dividend on one or more classes of its then outstanding shares of Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its then outstanding shares of Common Stock into a larger number of shares or (iii) combines (by combination, reverse stock split or otherwise) one or more classes of its then outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.

(b) Subsequent Issuances. In the event the Company issues or sells any securities including options, warrants or convertible securities, except for any Exempt Issuance (as hereinafter defined), at a price of or with an exercise or conversion price of, or an exchange at, less than the Exercise Price, then upon such issuance or sale, the Exercise Price shall be reduced to the sale price or the exercise or conversion price of the securities issued or sold. Provided, however, that if the Exercise Price is reduced as the result of the issuance of convertible or derivative securities, and all of such convertible or derivative securities lapse without the issuance of Common Stock, then the Exercise Price shall be re-adjusted to what it would be but for the issuance of the convertible or derivative securities. For purposes of this Section 5(b), “Exempt Issuance” means the issuance of (i) shares of Common Stock, restricted stock units or options, and the issuance of Common Stock under such restricted stock units and the exercise of such options, to consultants, employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, (ii) securities issued upon the exercise or exchange of or conversion of any outstanding securities as of the date of this Warrant, provided that such securities have not been amended since the date of this Warrant to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with standard price protection or stock dividends, stock splits or combinations) or to extend the term of such securities, (iii) securities issued pursuant to any merger, acquisition or strategic transaction approved by a majority of the directors of the Company, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and which shall reasonably be expected to provide to the Company additional benefits, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, (iv) securities issued pursuant to any purchase money equipment loan or capital leasing arrangement or in connection with any amendment to any existing real estate lease to which the Company or any Subsidiary is a party, (v) shares of Common Stock issued pursuant to any presently outstanding warrants, (vi) Securities issued or issuable to other Purchasers pursuant to the Purchase Agreement, and (vii) Common Stock or Warrants (and the Common Stock issuable upon exercise of such Warrants) issued to any registered broker-dealer in connection with any capital raising or financing transaction; (viii) securities issued pursuant to an equity line of credit; and (ix) securities issued in any “at the market offering” of shares of its common stock to or through a sales agent which is a registered broker-dealer.

(c) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to this Section 2, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment (without regard to any limitations on exercise contained herein).

(d) Calculations. All calculations under this Section 2 shall be made by rounding to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issuance or sale of Common Stock.

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(e) Voluntary Adjustment By Company. Subject to the rules and regulations of the Principal Market, the Company may at any time during the term of this Warrant, with the prior written consent of the Required Holders (as defined in the Purchase Agreement), reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company.

3. RIGHTS UPON DISTRIBUTION OF ASSETS. In addition to any adjustments pursuant to Section 2 above, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, options, evidence of indebtedness or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that to the extent that the Holder’s right to participate in any such Distribution would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to the extent of the Maximum Percentage (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Distribution (and beneficial ownership) to the extent of any such excess) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time or times, if ever, as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such Distribution (and any Distributions declared or made on such initial Distribution or on any subsequent Distribution held similarly in abeyance) to the same extent as if there had been no such limitation).

4. PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

(a) Purchase Rights. In addition to any adjustments pursuant to Sections 2 or 3 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issuance or sale of such Purchase Rights (provided, however, that to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to the extent of the Maximum Percentage (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Purchase Right (and beneficial ownership) to the extent of any such excess) and such Purchase Right to such extent shall be held in abeyance for the benefit of the Holder until such time or times, if ever, as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right held similarly in abeyance) to the same extent as if there had been no such limitation).

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(b) Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Company under this Warrant and the other Transaction Documents (as defined in the Purchase Agreement) in accordance with the provisions of this Section 4(b) pursuant to written agreements in form and substance satisfactory to the Holder and approved by the Holder prior to such Fundamental Transaction, including agreements to deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, which is exercisable for a corresponding number of shares of capital stock equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such adjustments to the number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction) and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market. Upon the consummation of each Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of the applicable Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of each Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the applicable Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 3 and 4(a) above, which shall continue to be receivable thereafter)) issuable upon the exercise of this Warrant prior to the applicable Fundamental Transaction, such shares of publicly traded common stock (or its equivalent) of the Successor Entity (including its Parent Entity) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Warrant), as adjusted in accordance with the provisions of this Warrant. Notwithstanding the foregoing, and without limiting Section 1(f) hereof, the Holder may elect, at its sole option, by delivery of written notice to the Company to waive this Section 4(b) to permit the Fundamental Transaction without the assumption of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the consummation of each Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon an exercise of this Warrant at any time after the consummation of the applicable Fundamental Transaction but prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 3 and 4(a) above, which shall continue to be receivable thereafter)) issuable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Warrant). Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Holder.

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(c) Application. The provisions of this Section 4 shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied as if this Warrant (and any such subsequent warrants) were fully exercisable and without regard to any limitations on the exercise of this Warrant (provided that the Holder shall continue to be entitled to the benefit of the Maximum Percentage, applied however with respect to shares of capital stock registered under the 1934 Act and thereafter receivable upon exercise of this Warrant (or any such other warrant)).

5. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation (as defined in the Purchase Agreement), Bylaws (as defined in the Purchase Agreement) or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (a) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (b) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant. Notwithstanding anything herein to the contrary, if after the Shareholder Approval Date, the Holder is not permitted to exercise this Warrant in full for any reason (other than pursuant to restrictions set forth in Section 1(f) hereof), the Company shall use its best efforts to promptly remedy such failure, including, without limitation, obtaining such consents or approvals as necessary to permit such exercise into shares of Common Stock.

6. WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in its capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in its capacity as the Holder of this Warrant, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which it is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company shall provide the Holder with copies of the same notices and other information given to the shareholders of the Company generally, contemporaneously with the giving thereof to the shareholders.

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7. REISSUANCE OF WARRANTS.

(a) Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

(b) Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(c) Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, no warrants for fractional shares of Common Stock shall be given.

(d) Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

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8. NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant (other than the issuance of shares of Common Stock upon exercise in accordance with the terms hereof), including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon each adjustment of the Exercise Price and the number of Warrant Shares, setting forth in reasonable detail, and certifying, the calculation of such adjustment(s), (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, or (B) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder, and (iii) at least ten (10) Trading Days prior to the consummation of any Fundamental Transaction. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of its Subsidiaries, the Company shall simultaneously file such notice with the SEC (as defined in the Purchase Agreement) pursuant to a Current Report on Form 8-K. If the Company or any of its Subsidiaries provides material non-public information to the Holder that is not simultaneously filed in a Current Report on Form 8-K and the Holder has not agreed to receive such material non-public information, the Company hereby covenants and agrees that the Holder shall not have any duty of confidentiality to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents with respect to, or a duty to any of the foregoing not to trade on the basis of, such material non-public information. It is expressly understood and agreed that the time of execution specified by the Holder in each Exercise Notice shall be definitive and may not be disputed or challenged by the Company.

9. DISCLOSURE. Upon delivery by the Company to the Holder (or receipt by the Company from the Holder) of any notice in accordance with the terms of this Warrant, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, the Company shall on or prior to 9:00 am, New York city time on the Business Day immediately following such notice delivery date, publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to the Holder explicitly in writing in such notice (or immediately upon receipt of notice from the Holder, as applicable), and in the absence of any such written indication in such notice (or notification from the Company immediately upon receipt of notice from the Holder), the Holder shall be entitled to presume that information contained in the notice does not constitute material, non-public information relating to the Company or any of its Subsidiaries. Nothing contained in this Section 9 shall limit any obligations of the Company, or any rights of the Holder, under Section 4(i) of the Purchase Agreement.

10. ABSENCE OF TRADING AND DISCLOSURE RESTRICTIONS. The Company acknowledges and agrees that the Holder is not a fiduciary or agent of the Company and that the Holder shall have no obligation to (a) maintain the confidentiality of any information provided by the Company or (b) refrain from trading any securities while in possession of such information in the absence of a written non-disclosure agreement signed by an officer of the Holder that explicitly provides for such confidentiality and trading restrictions. In the absence of such an executed, written non-disclosure agreement, the Company acknowledges that the Holder may freely trade in any securities issued by the Company, may possess and use any information provided by the Company in connection with such trading activity, and may disclose any such information to any third party.

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11.AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant (other than Section 1(f) and this Section 11, which may not be amended, modified or waived) may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

12. SEVERABILITY. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

13. GOVERNING LAW; EXCLUSIVE JURISDICTION. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be as provided in, the and the jurisdiction of all disputes arising under this Warrant shall be as provided in, the Purchase Agreement.

14. CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant. Terms used in this Warrant but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Closing Date (as defined in the Purchase Agreement) in such other Transaction Documents unless otherwise consented to in writing by the Holder.

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15. DISPUTE RESOLUTION.

(a) Submission to Dispute Resolution.

(i) In the case of a dispute relating to the Exercise Price, the Closing Sale Price, the Bid Price or fair market value or the arithmetic calculation of the number of Warrant Shares (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing), the Company or the Holder (as the case may be) shall submit the dispute to the other party via facsimile (A) if by the Company, within two Business Days after the occurrence of the circumstances giving rise to such dispute or (B) if by the Holder, at any time after the Holder learned of the circumstances giving rise to such dispute. If the Holder and the Company are unable to promptly resolve such dispute relating to such Exercise Price, such Closing Sale Price, such Bid Price or such fair market value or such arithmetic calculation of the number of Warrant Shares (as the case may be), at any time after the second Business Day following such initial notice by the Company or the Holder (as the case may be) of such dispute to the Company or the Holder (as the case may be), then the Holder may, at its sole option, select an independent, reputable investment bank to resolve such dispute.

(ii) The Holder and the Company shall each deliver to such investment bank (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 15(a) and (B) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (New York, N.Y. time) by the fifth Business Day immediately following the date on which the Holder selected such investment bank (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either the Holder or the Company fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Company and the Holder or otherwise requested by such investment bank, neither the Company nor the Holder shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).

(iii) The Company and the Holder shall cause such investment bank to determine the resolution of such dispute and notify the Company and the Holder of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne solely by the Company, and such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error.

(b) Miscellaneous. The Company expressly acknowledges and agrees that (i) this Section 15 constitutes an agreement to arbitrate between the Company and the Holder (and constitutes an arbitration agreement) under the rules then in effect under Nevada law (ii) the terms of this Warrant and each other applicable Transaction Document shall serve as the basis for the selected investment bank’s resolution of the applicable dispute, such investment bank shall be entitled (and is hereby expressly authorized) to make all findings, determinations and the like that such investment bank determines are required to be made by such investment bank in connection with its resolution of such dispute and in resolving such dispute such investment bank shall apply such findings, determinations and the like to the terms of this Warrant and any other applicable Transaction Documents, (iii) the Holder (and only the Holder), in its sole discretion, shall have the right to submit any dispute described in this Section 15 to any state or federal court sitting in Providence, Rhode Island in lieu of utilizing the procedures set forth in this Section 15 and (v) nothing in this Section 15 shall limit the Holder from obtaining any injunctive relief or other equitable remedies (including, without limitation, with respect to any matters described in this Section 15).

B-14

16. REMEDIES, CHARACTERIZATION, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Warrant. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, exercises and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Warrant (including, without limitation, compliance with Section 2 hereof). The issuance of shares and certificates for shares as contemplated hereby upon the exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder or its agent on its behalf.

17. PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Warrant is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the holder otherwise takes action to collect amounts due under this Warrant or to enforce the provisions of this Warrant or (b) there occurs any bankruptcy, reorganization, receivership of the company or other proceedings affecting company creditors’ rights and involving a claim under this Warrant, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements.

18. TRANSFER. This Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company, except as may otherwise be required by the Purchase Agreement.

B-15

19. CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(c) “1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

(d) “1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(e) “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(f) “Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issuance Date, directly or indirectly managed or advised by the Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with the Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company’s Common Stock would or could be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) of the 1934 Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Maximum Percentage.

(g) “Bid Price” means, for any security as of the particular time of determination, the bid price for such security on the Principal Market as reported by Bloomberg as of such time of determination, or, if the Principal Market is not the principal securities exchange or trading market for such security, the bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg as of such time of determination, or if the foregoing does not apply, the bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg as of such time of determination, or, if no bid price is reported for such security by Bloomberg as of such time of determination, the average of the bid prices of any market makers for such security as reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices) as of such time of determination. If the Bid Price cannot be calculated for a security as of the particular time of determination on any of the foregoing bases, the Bid Price of such security as of such time of determination shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 15. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

(h) “Bloomberg” means Bloomberg, L.P.

B-16

(i) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in New York, N.Y. are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in New York, N.Y. generally are open for use by customers on such day.

(j) “Closing Sale Price” means, for any security as of any date, the last closing trade price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00:00 p.m., New York, N.Y. time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing does not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the ask prices of any market makers for such security as reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 15. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

(k) “Common Stock” means (i) the Company’s shares of common stock, $0.0001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(l) “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

(m) “Eligible Market” means The New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or the Principal Market.

(n) “Expiration Date” means the date that is the fifth (5th) anniversary of the Issuance Date or, if such date falls on a day other than a Trading Day or on which trading does not take place on the Principal Market (a “Holiday”), the next date that is not a Holiday.

B-17

(o) “Fundamental Transaction” means (A) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (iv) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (v) reorganize, recapitalize or reclassify its Common Stock, (B) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock not held by all such Subject Entities as of the date of this Warrant calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other shareholders of the Company to surrender their shares of Common Stock without approval of the shareholders of the Company or (C) directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

B-18

(p) “Group” means a “group” as that term is used in Section 13(d) of the 1934 Act and as defined in Rule 13d-5 thereunder.

(q) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(r) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(s) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(t) “Principal Market” means the Nasdaq Capital Market.

(u) “Registration Rights Agreement” means that certain registration rights agreement, by and among the Company and the initial holders of the Preferred Shares relating to, among other things, the registration of the resale of the Common Stock issuable upon exercise of the Warrants, as may be amended from time-to-time.

(v) “SEC” means the United States Securities and Exchange Commission or the successor thereto.

(w) “Shareholder Approval” has the meaning set forth in the Purchase Agreement.

(x) “Shareholder Approval Date” has the meaning set forth in the Purchase Agreement.

(y) “Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

(z) “Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(aa) “Trading Day” means, as applicable, (x) with respect to all price or trading volume determinations relating to the Common Stock, any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York, N.Y. time) unless such day is otherwise designated as a Trading Day in writing by the Holder or (y) with respect to all determinations other than price or trading volume determinations relating to the Common Stock, any day on which the Nasdaq Capital Market(or any successor thereto) is open for trading of securities.

(bb) “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded), during the period beginning at 9:30 a.m., New York, N.Y. time, and ending at 4:00 p.m., New York time, as reported by Bloomberg through its “VAP” function (set to 09:30 start time and 16:00 end time) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m., New York, N.Y. time, and ending at 4:00 p.m., New York, N.Y. time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices). If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 15. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

[signature page follows]

B-19

IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

BEELINE HOLDINGS, Inc.

By:
Name:	Christopher Moe
Title:	Chief Financial Officer

Signature Page to Warrant

B-20

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

WARRANT TO PURCHASE COMMON STOCK

BEELINE HOLDINGS, INC.

The undersigned holder hereby elects to exercise the Warrant to Purchase Common Stock No. _______ (the “Warrant”) of Beeline Holdings, Inc., a Nevada corporation (the “Company”) as specified below. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Exercise Price. The Holder intends that payment of the Aggregate Exercise Price shall be made as:

☐	a “Cash Exercise” with respect to _________________ Warrant Shares; and/or

☐	a “Cashless Exercise” with respect to _______________ Warrant Shares.

In the event that the Holder has elected a Cashless Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder hereby represents and warrants that (i) this Exercise Notice was executed by the Holder at __________ [a.m.][p.m.] on the date set forth below and (ii) if applicable, the Bid Price as of such time of execution of this Exercise Notice was $________.

2. Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3. Delivery of Warrant Shares. The Company shall deliver to Holder, or its designee or agent as specified below, __________ shares of Common Stock in accordance with the terms of the Warrant. Delivery shall be made to Holder, or for its benefit, as follows:

☐ Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

☐ Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant:
DTC Number:
Account Number:

Date: _____________ __, ___

________________________

Name of Registered Holder

By:
Name:
Title:

Tax ID:____________________________

E-mail Address:_____________________

B-21

EXHIBIT B

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs ______________ to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated _________, 202_, from the Company and acknowledged and agreed to by _______________.

BEELINE HOLDINGS, Inc.

By:
Name:
Title:

B-22

Annex C

STATE OF NEVADA

FRANCISCO V. AGUILAR
Secretary of State

DEPUTY BAKKEDAHL
Deputy Secretary for
Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
401 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7141

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Business Entity - Filing Acknowledgement

11/26/2024

Work Order Item Number:	W2024112600806-4081550
Filing Number:	20244493993
Filing Type:	Certificate of Designation
Filing Date/Time:	11/26/2024 9:35:00 AM
Filing Page(s):	20

Indexed Entity Information:

Entity ID: C3430-2004	**Entity Name:** EASTSIDE DISTILLING, INC.
Entity Status: Active	**Expiration Date:** None

Commercial Registered Agent

LAUGHLIN ASSOCIATES, INC.

680 W Nye lane Ste 202, Carson City, NV 89703, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

FVAguilar

FRANCISCO V. AGUILAR
Secretary of State

Page 1 of 1

Commercial Recording Division
401 N. Carson Street

Filed in the Office of	Business Number C3430-2004
F V Aguilar	Filing Number 20244493993
Secretary of State State Of Nevada	Filed On 11/26/2024 9:35:00 AM
	Number of Pages 20

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

- [X] **Certificate of Designation**
- [ ] **Certificate of Amendment to Designation - Before Issuance of Class or Series**
- [ ] **Certificate of Amendment to Designation - After Issuance of Class or Series**
- [ ] **Certificate of Withdrawal of Certificate of Designation**

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity: Eastside Distilling, Inc. Entity or Nevada Business Identification Number (NVID): NV20041379435
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing: Series G Preferred Stock
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing:
5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☐ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6. Resolution: Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.* There is hereby established and designated 6,000,000 shares of preferred stock as Series G Preferred Stock, as described in Exhibit A hereto.
7. Withdrawal:	Designation being Withdrawn: Date of Designation: No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X /s/ Geoffrey Gwin Signature of Officer Date: 11/26/2024

* Attach additional page(s) if necessary

This form must be accompanied by appropriate fees.

Page 1 of 1
Revised: 8/1/2023

EXHIBIT A TO
Certificate of Designations, Preferences and Rights of the
Series G Convertible Preferred Stock of
Eastside Distilling, Inc.

Pursuant to the authority expressly conferred upon the Board of Directors (the "**Board**") of Eastside Distilling, Inc. (the "**Company**") by the Company's Articles of Incorporation, as amended, the Board on November 26, 2024 hereby designates the Series G Convertible Preferred Stock and the number of shares constituting such series, and fixes the rights, powers, preferences, privileges, limitations and restrictions relating to such series in addition to any set forth in the Articles of Incorporation as follows: Capitalized words and terms not defined herein and are not descriptive shall have the meaning as set forth in Section 17 below.

1. Designation and Number of Shares. There shall hereby be created and established a series of preferred stock of the Company designated as "Series G Convertible Preferred Stock" (the "**Preferred Shares**"). The authorized number of Preferred Shares shall be 6,000,000 shares. Each Preferred Share shall have a par value of $0.0001. Each Preferred Share shall have a stated value equal to $0.51 (the "**Stated Value**").

2. Ranking. All shares of capital stock of the Company, both common stock and any other series of preferred stock other than the Company's Series B Preferred Stock, which shall rank senior to the Preferred Shares, and Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series F-1 Preferred Stock, all of which shall rank pari passu with the Preferred Shares, shall be junior in rank to all Preferred Shares with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company (collectively, the "**Junior Stock**"). The rights of all such shares of Junior Stock of the Company shall be subject to the rights, powers, preferences and privileges of the Preferred Shares. In the event of the merger or consolidation of the Company with or into another corporation, the Preferred Shares shall maintain their relative rights, powers, designations, privileges and preferences provided for herein and no such merger or consolidation shall result inconsistent therewith. For the avoidance of doubt, in no circumstance will a Preferred Share have any rights subordinate or otherwise inferior to the rights of shares of any Junior Stock (as defined above).

3. Conversion.

(a) Holder's Conversion Right. Subject to the provisions of Section 3(e), at any time or times on or after the later of (i) Charter Amendment Effectiveness Date and (ii) the Shareholder Approval Date (such date, the "**Initial Conversion Date**"), each holder of a Preferred Share (each, a "**Holder**" and collectively, the "**Holders**") shall be entitled to convert any whole number of Preferred Shares into validly issued, fully paid and non-assessable shares of Common Stock in accordance with Section 3(c) determined based on the Conversion Rate (as defined below).

(b) Conversion Rate. Each Preferred Share shall be convertible, at the option of the Holder thereof, at any time and from time to time, and without the payment of additional

1

consideration by the Holder thereof, into such number of fully paid and non-assessable shares of Common Stock equal to the ratio determined by dividing (A) the Stated Value of such Preferred Share by (B) the Conversion Price (as defined below) in effect at the time of conversion (the "**Conversion Rate**"). The "**Conversion Price**" shall initially be $0.51. The Conversion Price shall be subject to adjustment as provided below, and for the avoidance of doubt, any adjustment to the Conversion Price as provided below shall result in a concordant adjustment to the number of shares of Common Stock into which each Preferred Share may be converted pursuant to the Conversion Rate.

No fractional shares of Common Stock are to be issued upon the conversion of any Preferred Shares. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share.

(c) Mechanics of Conversion. The conversion of each Preferred Share shall be conducted in the following manner:

(i) Holder's Conversion. To convert a Preferred Share into validly issued, fully paid and non-assessable share of Common Stock, on any date (a "**Conversion Date**"), a Holder shall deliver (whether via email or otherwise), for receipt on or prior to 11:59 p.m., New York, N.Y. time, on such date, a copy of an executed notice of conversion of the share(s) of Preferred Shares subject to such conversion in the form attached hereto as **Exhibit I** (the "**Conversion Notice**") to the Company. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of Preferred Shares, a Holder shall not be required to surrender the certificate(s) representing the Preferred Shares to the Company unless all of the Preferred Shares represented thereby are so converted, in which case, such Holder shall surrender to a nationally recognized overnight delivery service for delivery to the Company the original certificates representing the share(s) of Preferred Shares (the "**Preferred Share Certificates**") so converted as aforesaid.

(ii) Company's Response. On or before the first Trading Day following the date of receipt by the Company of such Conversion Notice, the Company shall (1) provided that (x) the Transfer Agent is participating in the Depository Trust Company ("**DTC**") Fast Automated Securities Transfer Program and (y) shares of Common Stock to be so issued are otherwise eligible for resale pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended, credit such aggregate number of shares of Common Stock to which such Holder shall be entitled to such Holder's or its designee's balance account with DTC through its Deposit/Withdrawal at Custodian system, or (2) if either of the immediately preceding clauses (x) or (y) are not satisfied, issue and deliver (via reputable overnight courier) to the address as specified in such Conversion Notice, a certificate, registered in the name of such Holder or its designee, for the number of shares of Common Stock to which such Holder shall be entitled. If the number of Preferred Shares represented by the Preferred Share Certificate(s) submitted for conversion pursuant to Section 3(c)(ii) is greater than the number of Preferred

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Shares being converted, then the Company shall if requested by such Holder, as soon as practicable and in no event later than three Trading Days after receipt of the Preferred Share Certificate(s) and at its own expense, issue and deliver to such Holder (or its designee) a new Preferred Share Certificate representing the number of Preferred Shares not converted.

(iii) Record Holder. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

(iv) Company's Failure to Timely Convert. If the Company shall fail, for any reason or for no reason, to issue to a Holder within three Trading Days after the Company's receipt of a Conversion Notice (whether via email or otherwise) (the "**Share Delivery Deadline**"), a certificate for the number of shares of Common Stock to which such Holder is entitled and register such shares of Common Stock on the Company's share register or to credit such Holder's or its designee's balance account with DTC for such number of shares of Common Stock to which such Holder is entitled upon such Holder's conversion of any Preferred Shares (as the case may be) (a "**Conversion Failure**"), then, in addition to all other remedies available to such Holder, such Holder, upon written notice to the Company, may void its Conversion Notice with respect to, and retain or have returned (as the case may be) any Preferred Shares that have not been converted pursuant to such Holder's Conversion Notice, provided that the voiding of a Conversion Notice shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice pursuant to the terms of this Certificate of Designations or otherwise. In addition to the foregoing, if within three Trading Days after the Company's receipt of a Conversion Notice (whether via email or otherwise), the Company shall fail to issue and deliver a certificate to such Holder and register such shares of Common Stock on the Company's share register or credit such Holder's or its designee's balance account with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder's conversion hereunder (as the case may be), and if on or after such third Trading Day such Holder (or any other Person in respect, or on behalf, of such Holder) purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock, issuable upon such conversion that such Holder so anticipated receiving from the Company, then, in addition to all other remedies available to such Holder, the Company shall, within three Trading Days after such Holder's request, which request shall include reasonable documentation of all fees, costs and expenses, and in such Holder's discretion, either (i) pay cash to such Holder in an amount equal to such Holder's total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including, without limitation, by any other Person in respect, or on behalf, of such Holder) (the "**Buy-In Price**"), at which point the Company's obligation to so issue and deliver such certificate or credit such Holder's balance account with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder's conversion hereunder (as the case may be) (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to so issue and deliver to such Holder a certificate or certificates representing such shares of Common

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Stock or credit such Holder's balance account with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder's conversion hereunder (as the case may be) and pay cash to such Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock multiplied by (B) the lowest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date of the applicable Conversion Notice and ending on the date of such issuance and payment under this clause (ii). In addition to Holder's other available remedies, the Company shall pay to Holder, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of shares of Common Stock (based on Closing Sale Price of the shares of Common Stock which should be issued upon the Preferred Shares for which conversion had been requested, $10 per Trading Day for each Trading Day following the Share Delivery Deadline and increasing to $20 per Trading Day after the fifth Trading Day until such shares of Common Stock are delivered and registered. Nothing herein shall limit Holder's right to pursue actual damages for the Company failure to timely deliver certificates representing Common Stock as required hereby and Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. Further, in the event the Company refuses to honor any Conversion or makes it known it will not honor any Conversion (the "Conversion Default Date"), the Holder will be entitled to damages at the higher of: (i) actual provable damages; or (ii) an amount determined as the product of N*H, where N is the number of shares that would have been issued upon conversion Preferred Share held by the Holder on the Conversion Default Date and H is the average closing price of the Common Stock during the time the Company fails or refuses to honor any Conversion until such time as the Holder elects to void its Conversion Notice.

(v) Book-Entry. Notwithstanding anything to the contrary set forth in this Section 2, upon conversion of any Preferred Shares in accordance with the terms hereof, no Holder thereof shall be required to physically surrender the certificate representing the Preferred Shares to the Company following conversion thereof unless (A) the full or remaining number of Preferred Shares represented by the certificate are being converted (in which event such certificate(s) shall be delivered to the Company as contemplated by this Section 3(c)(v) or (B) such Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of Preferred Shares upon physical surrender of any Preferred Shares. Each Holder and the Company shall maintain records showing the number of Preferred Shares so converted by such Holder and the dates of such conversions or shall use such other method, reasonably satisfactory to such Holder and the Company, so as not to require physical surrender of the certificate representing the Preferred Shares upon each such conversion. In the event of any dispute or discrepancy, such records of such Holder establishing the number of Preferred Shares to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. A Holder and any transferee or assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any Preferred Shares, the number of Preferred Shares represented by such certificate may be less than the number of Preferred Shares stated on the face thereof. Each certificate for Preferred Shares shall bear the following legend:

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ANY TRANSFEREE OR ASSIGNEE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE COMPANY'S CERTIFICATE OF DESIGNATIONS RELATING TO THE SHARES OF SERIES F-1 PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE, INCLUDING SECTION 3(c) THEREOF. THE NUMBER OF SHARES OF SERIES F-1 PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF SHARES OF SERIES F-1 PREFERRED STOCK STATED ON THE FACE HEREOF PURSUANT TO SECTION 3(c) OF THE CERTIFICATE OF DESIGNATIONS RELATING TO THE SHARES OF SERIES F-1 PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE.

(d) Taxes. The Company shall pay any and all documentary, stamp, transfer (but only in respect of the registered holder thereof), transfer agent fees, issuance and other similar taxes that may be payable with respect to the issuance and delivery of shares of Common Stock upon the conversion of Preferred Shares.

(e) Limitation on Beneficial Ownership. Notwithstanding anything to the contrary contained in this Certificate of Designations, the Preferred Shares held by a Holder shall not be convertible by such Holder, and the Company shall not effect any conversion of any Preferred Shares held by such Holder, to the extent (but only to the extent) that such Holder or any of its affiliates would beneficially own in excess of 4.99% (the "**Maximum Percentage**") of the Common Stock. To the extent the above limitation applies, the determination of whether the Preferred Shares held by such Holder shall be convertible (vis-à-vis other convertible, exercisable or exchangeable securities owned by such Holder or any of its affiliates) and of which such securities shall be convertible, exercisable or exchangeable (as among all such securities owned by such Holder and its affiliates) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability of a Holder to convert Preferred Shares, or of the Company to issue shares of Common Stock to such Holder, pursuant to this Section 3(e) shall have any effect on the applicability of the provisions of this Section 3(e) with respect to any subsequent determination of convertibility or issuance (as the case may be). For purposes of this Section 3(e), beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder. The provisions of this Section 3(e) shall be implemented in a manner otherwise than in strict conformity with the terms of this Section 3(e) to correct this Section 3(e) (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this Section 3(e) shall apply to a successor holder of Preferred Shares. For any reason at any time, upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock, including, without limitation, pursuant to this Certificate of Designations. By written notice to the Company, any Holder may increase or decrease the Maximum Percentage to any other

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percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to such Holder sending such notice and not to any other Holder. Notwithstanding the foregoing and for avoidance of doubt, to comply with the rules and regulations of the Principal Market, the Company shall not effect any conversion of any Preferred Shares prior to the Shareholder Approval Date, to the extent such conversion would result in the issuance of shares of Common Stock, in the aggregate and taking into account prior conversions of Preferred Shares and other issuances of Common Stock pursuant to or in connection with (A) the Merger and the transactions contemplated thereby, and (B) shares of Common Stock issued or issuable in connection with the exercise of Warrants issued by the Company from November 14, 2024 through the Initial Issuance Date, in excess of 19.99% of the Company's outstanding Common Stock as of the Initial Issuance Date, or such other lesser percentage, if required by the Principal Market, such that the conversion does not violate the rules and regulations of the Principal Market without first obtaining Shareholder Approval in accordance with the Principal Market rules and regulations. Provided, however, the limitation in the prior shall not apply to the extent that the staff of the Principal Market has advised the Company that the Common Stock issuable upon conversion of the Preferred Stock is not subject to any shareholder approval requirements (the "Principal Market Notice").

4. Adjustments.

(a) Adjustment of Conversion Rate upon Subdivision or Combination of Common Stock. With respect to any unconverted Preferred Shares, if the Company at any time on or after the Initial Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price for any unconverted shares in effect immediately prior to such subdivision will be proportionately decreased so that the number of shares of Common Stock issuable on conversion of each Preferred Share shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding. With respect to any unconverted Preferred Shares, if the Company at any time on or after the Initial Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price for any unconverted shares in effect immediately prior to such combination will be proportionately increased so that the number of shares of Common Stock issuable on conversion of each Preferred Share shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding. Any adjustment pursuant to this Section 4(a) shall become effective immediately after the effective date of such subdivision or combination.

(b) Rights Upon Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction unless: (i) the Successor Entity assumes in writing all of the obligations of the Company under this Certificate of Designations in accordance with the provisions of this Section 4(b) pursuant to written agreements in form and substance satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements to deliver to each holder of Preferred Shares in exchange for such Preferred Shares a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Certificate of Designations, including, without

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limitation, having a dividend rate equal to dividend rate of the Preferred Shares held by the Holders and having similar ranking to the Preferred Shares, and reasonably satisfactory to the Required Holders and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose shares of common stock are quoted on or listed for trading on an Eligible Market. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designations referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Certificate of Designations with the same effect as if such Successor Entity had been named as the Company herein and therein. In addition to the foregoing, upon consummation of a Fundamental Transaction, the Successor Entity shall deliver to each Holder confirmation that there shall be issued upon conversion of the Preferred Shares at any time after the consummation of such Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Section 4(a), which shall continue to be receivable thereafter)) issuable upon the conversion of the Preferred Shares prior to such Fundamental Transaction, such shares of publicly traded common stock (or their equivalent) of the Successor Entity (including its Parent Entity) that each Holder would have been entitled to receive upon the happening of such Fundamental Transaction had all the Preferred Shares held by each Holder been converted immediately prior to such Fundamental Transaction (without regard to any limitations on the conversion of the Preferred Shares contained in this Certificate of Designations), as adjusted in accordance with the provisions of this Certificate of Designations. The provisions of this Section 4 shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion of the Preferred Shares. For the avoidance of doubt, the Holder shall be entitled to the benefits of the provisions of this Section 4(b) regardless of whether (i) the Company has sufficient authorized shares of Common Stock for the issuance of the Conversion Shares and/or (ii) a Fundamental Transaction occurs prior to the Initial Conversion Date.

(c) Calculations. All calculations under this Section shall be made to the nearest cent or nearest 1/100th of a share, as the case may be. For purposes of this Section 4, the nearest number of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of Common Stock (excluding any treasury shares, if any) issued and outstanding.

(d) Notice to Holder.

(i) Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 4, the Company shall promptly give notice to the Holder setting forth the Conversion Price after such adjustment and any resulting adjustment to the number of Conversion Shares and setting forth a statement of the facts requiring such adjustment ("**Dilutive Issuance Notice**"). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section, upon the occurrence of any Dilutive Issuance or other reduction of the Conversion Price, the Holder is entitled to receive a number of Conversion Shares based upon the reduced Conversion Rate regardless of whether the Holder accurately refers to the Conversion Price in the Notice of Conversion.

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(ii) Notice to Allow Conversion by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any shareholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock are converted into other securities, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, the Company shall deliver to the Holder at its last address as it shall appear upon the books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder shall remain entitled to convert these Preferred Shares during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein

5. Authorized Shares; Other Matters.

(a) Reservation. Beginning on the Initial Conversion Date, the Company shall reserve out of its authorized and unissued Common Stock a number of shares of Common Stock equal to 100% of the total number of Conversion Shares issuable upon full conversion of all outstanding Preferred Shares pursuant to this Certificate of Designations, without giving effect to the Beneficial Ownership Limitation, as such amount may be reduced following conversions or otherwise changed pursuant to this Certificate of Designations. Following the Initial Conversion Date, so long as any of the Preferred Shares are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, as of any given date, 100% of the number of shares of Common Stock as shall from time-to-time be necessary to effect the full conversion of all of the Preferred Shares then outstanding, without giving effect to the Beneficial Ownership Limitation, provided that at no time shall the number of shares of Common Stock so available be less than the number of shares required to be reserved by the previous sentence (without regard to any limitations on conversions contained in this Certificate of Designations) (the "**Required Amount**"). The initial number of shares of Common Stock reserved for conversions of the Preferred Shares and each increase in the number of shares so reserved shall be allocated pro rata among the Holders based on the number of Preferred Shares

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held by each Holder on the Initial Issuance Date or increase in the number of reserved shares (as the case may be) (the "**Authorized Share Allocation**"). In the event a Holder shall sell or otherwise transfer any of such Holder's Preferred Shares, each transferee shall be allocated a pro rata portion of such Holder's Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Preferred Shares shall be allocated to the remaining Holders of Preferred Shares, pro rata based on the number of Preferred Shares then held by such Holders.

(b) Insufficient Authorized Shares.

(i) The Company shall use commercially reasonably efforts to (A) cause the Charter Amendment to be made effective as soon as reasonably practicable and (B) unless the Company has received the Principal Market Notice and to obtain the Shareholder Approval and to cause the Initial Conversion Date to occur within the minimum period of time practicable in accordance with applicable laws, rules and regulations, including those enforced or promulgated by the Securities and Exchange Commission (the "**SEC**"), the Principal Market and the State of Nevada. Without limiting the generality of the foregoing, the Company shall hold a meeting of its shareholders to obtain Shareholder Approval within 120 days of the Initial Issuance Date, and every 120 days thereafter, until Shareholder Approval is obtained, and the Company shall comply with all proxy and information statement and mailing and effective date requirements set forth in rules and regulations of the SEC (including the time periods provided for therein) and applicable state laws and provisions of its Articles of Incorporation and Bylaws with respect to the Shareholder Approval. In connection with such meeting, the Company shall provide each shareholder with a proxy statement and shall use its best efforts to solicit the Shareholder Approval and to cause its Board of Directors to recommend to the shareholders of the Company that they approve such proposals as are contemplated by the Shareholder Approval. Without limiting the generality of the foregoing, the Company shall file with the SEC a proxy statement containing the information specified in Schedule 14A with respect to such meeting seeking Shareholder Approval and mail such proxy statement to shareholders of the Company as soon as practicable thereafter in accordance with the rules and regulations of the SEC. The Company shall promptly provide responses (including filing an amended Schedule 14A) to the SEC with respect to any comments received from the SEC on any proxy statement filed in accordance with this Section 5(b), and the Company shall cause the proxy statement to be mailed promptly after the staff of the SEC advises the Company that it has no further comments thereon or that the Company may commence mailing of the proxy statement, but in no ever later than two Trading Days thereafter.

(ii) If, notwithstanding Sections 5(a) and 5(b)(i) and not in limitation thereof, at any time following the Initial Conversion Date and while any of the Preferred Shares remain outstanding the Company does not have a sufficient number of authorized and unissued shares of Common Stock to satisfy its obligation to have available for issuance upon conversion of the Preferred Shares at least a number of shares of Common Stock equal to the Required Amount (an "**Authorized Share Failure**"), then the Company shall immediately take all reasonable action necessary to increase the Company's authorized shares of Common Stock to an amount sufficient to allow the Company to reserve and have available the Required Amount for all of the Preferred Shares then outstanding within the minimum period of time

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practicable in accordance with applicable laws, rules and regulations, including those enforced or promulgated by the SEC, the Principal Market and the State of Nevada. In the event of any Authorized Share Failure, the Company shall comply with and follow the terms and procedures set forth in Section 5(b)(i) to obtain the requisite shareholder approval and amendment to its Articles of Incorporation.

(iii) In the event the Company can comply with this Section 5(b) using the written consent of its shareholders in lieu of a meeting in accordance with applicable laws, rules and regulations, the Company shall pursue such consent, adhering to the requirements of the SEC and the Principal Market, to cause the Shareholder Approval or remediation of any subsequent Authorized Share Failure within the minimum amount of time practicable in compliance with applicable laws, rules and regulations, and in any event within a shorter time period than those contemplated in Sections 5(b)(i) or (ii) with respect to a meeting of its shareholders.

(c) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 4(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents (as defined below) or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the "**Purchase Rights**"), then each Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder's Preferred Shares (without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that such Holder's right to participate in any such Purchase Right would result in such Holder exceeding the Beneficial Ownership Limitation, then such Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for such Holder until such time not to exceed 12 months as its right thereto would not result in such Holder exceeding the Beneficial Ownership Limitation provided Holder complies with all of the other obligations of a beneficiary of the Purchase Rights that would not result in Holder exceeding the Beneficial Ownership Limitation.

(d) Pro Rata Distributions. During such time as the Preferred Shares are outstanding, if the Company declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "**Distribution**"), then, in each such case, each Holder shall be entitled to participate in such Distribution to the same extent that such Holder would have participated therein if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of the Holder's Preferred Shares (without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership

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which shareholder approval is sought in order to comply with the rules and regulations of the Principal Market and on which the Holders are not entitled or are precluded from voting pursuant to the rules and regulations of the Principal Market.

Holders of the Preferred Shares shall be entitled to written notice of all shareholder meetings or written consents (and copies of proxy materials and other information sent to shareholders), which notice shall be provided pursuant to and in accordance with the Company's Bylaws and the NRS.

7. Liquidation, Dissolution, Winding-Up. In the event of a Liquidation Event, the Holders shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its shareholders (the "**Liquidation Funds**"), before any amount shall be paid to the holders of any of shares of Junior Stock, an amount per Preferred Share equal to the amount per share such Holder would receive if such Holder converted such Preferred Shares into Common Stock immediately prior to the date of such payment, provided that if the Liquidation Funds are insufficient to pay the full amount due to the Holders and holders of shares of parity stock, then each Holder and each holder of parity stock shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds payable to such Holder and such holder of parity stock as a liquidation preference, in accordance with their respective certificate of designations (or equivalent), as a percentage of the full amount of Liquidation Funds payable to all holders of Preferred Shares and all holders of shares of parity stock. To the extent necessary, the Company shall cause such actions to be taken by each of its Subsidiaries so as to enable, to the maximum extent permitted by law, the proceeds of a Liquidation Event to be distributed to the Holders in accordance with this Section 7. All the preferential amounts to be paid to the Holders under this Section 7 shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any Liquidation Funds of the Company to the holders of shares of Junior Stock in connection with a Liquidation Event as to which this Section 7 applies. The Company shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder.

8. Participation. In addition to any adjustments pursuant to Section 4, the Holders shall, as holders of Preferred Shares, be entitled to receive such dividends paid and distributions made to the holders of shares of Common Stock to the same extent as if such Holders had converted each Preferred Share held by each of them into shares of Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of shares of Common Stock (provided, however, to the extent that a Holder's right to participate in any such dividend or distribution would result in such Holder exceeding the Maximum Percentage, then such Holder shall not be entitled to participate in such dividend or distribution to such extent (or the beneficial ownership of any such shares of Common Stock as a result of such dividend or distribution to such extent) and such dividend or distribution to such extent shall be held in abeyance for the benefit of such Holder until such time, if ever, as its right thereto would not result in such Holder exceeding the Maximum Percentage). Except as provided in this Section 8, no dividends shall accrue or be payable with respect to the Preferred Shares.

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9. Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of this Preferred Shares shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holders of such shares of Preferred Shares and the Company shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares.

10. Lost or Stolen Certificates. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any certificates representing Preferred Shares (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of an indemnification undertaking by the applicable Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of the certificate(s), the Company shall execute and deliver new certificate(s) of like tenor and date.

11. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designations shall be cumulative and in addition to all other remedies available under this Certificate of Designations, at law or in equity (including a decree of specific performance and/or other injunctive relief), and no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy. Nothing herein shall limit any Holder's right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Certificate of Designations. The Company covenants to each Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by a Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, each Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required, to the extent permitted by applicable law. The Company shall provide all information and documentation to a Holder that is requested by such Holder to enable such Holder to confirm the Company's compliance with the terms and conditions of this Certificate of Designations.

13

any of the terms of this Certificate of Designations, and will at all times in good faith carry out all the provisions of this Certificate of Designations and take all action as may be required to protect the rights of the Holders. Without limiting the generality of the foregoing or any other provision of this Certificate of Designations, the Company (i) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the conversion of Preferred Shares and (ii) shall, so long as any Preferred Shares are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, the maximum number of shares of Common Stock as shall from time to time be necessary to effect the conversion of the Preferred Shares then outstanding (without regard to any limitations on conversion contained herein).

13. Failure or Indulgence Not Waiver. No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. This Certificate of Designations shall be deemed to be jointly drafted by the Company and all Holders and shall not be construed against any Person as the drafter hereof.

14. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) delivered by reputable air courier service with charges prepaid, next Trading Day delivery, or (iii) transmitted by email, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by email, with evidence of confirmation, at the address designated below (if delivered on a Trading Day during normal business hours where such notice is to be received), or the first Trading Day following such delivery (if delivered other than on a Trading Day during normal business hours where such notice is to be received) or (b) on the second Trading Day following the date of transmittal by express courier service, fully prepaid, addressed to such address. The addresses for such communications shall be: (i) if to the Company, to: 755 Main Street, Building 4, Suite 3, Monroe, Connecticut, Attention: Geoffrey Gwin, Chief Executive Officer, ggwin@eastsidedistilling.com; and (ii) if to the Holders, to: the addresses and email address on record with the Company.

15. Preferred Shares Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holders), a register for the Preferred Shares, in which the Company shall record the name, address and email address of the Persons in whose name the Preferred Shares have been issued, as well as the name and address of each transferee. The Company may treat the Person in whose name any Preferred Shares are registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any properly made transfers.

14

16. Shareholder Matters; Amendment.

(a) Shareholder Matters. Any shareholder action, approval or consent required, desired or otherwise sought by the Company pursuant to the NRS, the Articles of Incorporation, this Certificate of Designations or otherwise with respect to the issuance of Preferred Shares may be effected by written consent of the Company's shareholders or at a duly called meeting of the Company's shareholders, all in accordance with the NRS. This provision is intended to comply with the applicable NRS sections permitting shareholder action, approval and consent affected by written consent in lieu of a meeting.

(b) Amendment. This Certificate of Designations or any provision hereof may be amended by obtaining the affirmative vote at a meeting duly called for such purpose, or written consent without a meeting in accordance with the NRS, of the Required Holders, voting separately as a single class, and with such other shareholder approval, if any, as may then be required pursuant to the NRS and the Articles of Incorporation.

17. Certain Defined Terms. For purposes of this Certificate of Designations, the following terms shall have the following meanings:

(b) "**Bloomberg**" means Bloomberg, L.P.

(c) "**Certificate of Designations**" means Certificate of Designations, Preferences and Rights of the Series G Convertible Preferred Stock of Eastside Distilling, Inc

(d) "**Charter Amendment**" means a Certificate of Amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock in an amount sufficient to provide for issuance of all Conversion Shares and for the Company to reserve a number of authorized and unissued shares of Common Stock equal to the Required Amount.

(e) "**Charter Amendment Effectiveness Date**" means the first Trading Day following effectiveness of the Charter Amendment filed with the Secretary of State of the State of Nevada.

15

(h) "**Common Stock Equivalents**" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(i) "**Conversion Shares**" means shares of Common Stock issuable upon conversion of the Preferred Shares.

(l) "**Fundamental Transaction**" shall means that (i) the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, (A) consolidate or merge with or into (whether or not the Company or any of its Subsidiaries is the surviving corporation) any other Person, or (B) sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other Person, or (C) make, or allow any other Person to make, a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (D) consummate a stock or share exchange agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other Person whereby such other Person acquires more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share exchange agreement or other business combination), or (E) reorganize, recapitalize or reclassify the Common Stock, or (ii) any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of

16

the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Voting Stock of the Company. Notwithstanding the foregoing, the term Fundamental Transaction shall not include the transactions contemplated by the Merger Agreement.

(m) "**Initial Issuance Date**" means the date on which the Preferred Shares are issued.

(n) "**Liquidation Event**" means, whether in a single transaction or series of transactions, the voluntary or involuntary liquidation, dissolution or winding up of the Company or such Subsidiaries the assets of which constitute all or substantially all of the assets of the business of the Company and its Subsidiaries, taken as a whole. Notwithstanding the foregoing, the term Fundamental Transaction shall not include the transactions contemplated by the Merger Agreement.

(o) "**Merger**" means the transaction in which the Company acquired control of Beeline Financial Holdings, Inc. on October 7, 2024.

(r) "**Principal Market**" means the market on which the Common Stock is listed or quoted for trading as of the date in question. As of the Initial Issuance Date, the Principal Market is the Nasdaq Capital Market.

(s) "**Required Holders**" means holder of at least a majority of the outstanding Preferred Shares.

(t) "**SEC**" means the U.S. Securities and Exchange Commission.

(u) "**Securities**" means, collectively, the Preferred Shares and the shares of Common Stock issuable upon conversion of the Preferred Shares.

(v) "**Shareholder Approval**" means (a) such approval as may be required by the applicable rules and regulations of The Nasdaq Stock Market LLC (or any successor entity) from the shareholders of the Company with respect to issuance of all of the Conversion Shares upon the conversion of the Preferred Shares, and (b) approval for the Company to file the Charter Amendment.

17

(w) "**Shareholder Approval Date**" means the first trading day following the Company's notice to the Holders of Shareholder Approval, which notice shall be provided within two Trading Days of the Company's receipt of Shareholder Approval. Notwithstanding anything to the contrary, such notice shall be deemed to be given by a public filing with the SEC disclosing the effectiveness of the Shareholder Approval.

(x) "**Subsidiary**" means any subsidiary of the Company and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

* * * * *

18

EXHIBIT I

EASTSIDE DISTILLING, INC.
CONVERSION NOTICE

Reference is made to the Certificate of Designations, Preferences and Rights of the Series F-1 Convertible Preferred Stock of Eastside Distilling, Inc. (the "**Certificate of Designations**"). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series F-1 Convertible Preferred Stock, $0.0001 par value per share (the "**Preferred Shares**"), of Eastside Distilling, Inc., a Nevada corporation (the "**Company**"), indicated below into shares of common stock, $0.0001 value per share (the "**Common Stock**"), of the Company, as of the date specified below.

Date of Conversion: ______________________________

Number of Preferred Shares to be converted: ______________________________

Tax ID Number (If applicable): ______________________________

Conversion Price: ______________________________

Number of shares of Common Stock to be issued: ______________

Please issue the shares of Common Stock into which the Preferred Shares are being converted in the following name and to the following address:

Issue to: ______________________________

Address: ______________________________

Telephone Number: ____________________

email address: ____________________

Holder: ____________________

By: ____________________

Title: ____________________

Dated: ____________________

Account Number (if electronic book entry transfer): ______________

Transaction Code Number (if electronic book entry transfer): ______________

Exhibit I-1

STATE OF NEVADA

FRANCISCO V. AGUILAR
Secretary of State

DEPUTY BAKKEDAHL
Deputy Secretary for
Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
401 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7141

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Business Entity - Filing Acknowledgement

12/02/2024

Work Order Item Number:	W2024120201361-4092137
Filing Number:	20244504990
Filing Type:	Certificate of Correction
Filing Date/Time:	12/2/2024 11:38:00 AM
Filing Page(s):	2

Indexed Entity Information:

Entity ID: C3430-2004

Entity Name: EASTSIDE DISTILLING, INC.

Entity Status: Active

Expiration Date: None

Commercial Registered Agent

LAUGHLIN ASSOCIATES, INC.

680 W Nye lane Ste 202, Carson City, NV 89703, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

FRANCISCO V. AGUILAR
Secretary of State

Page 1 of 1

Commercial Recording Division
401 N. Carson Street

Filed in the Office of	Business Number C3430-2004
FVAguilar	Filing Number 20244504990
Secretary of State State Of Nevada	Filed On 12/2/2024 11:38:00 AM
	Number of Pages 2

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Correction

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A

(Only one document may be corrected per certificate.)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

INSTRUCTIONS:

1. Enter the current name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID).
2. Name of document with inaccuracy or defect.
3. Filing date of document with inaccuracy or defect.
4. Brief description of inaccuracy or defect.
5. Correction of inaccuracy or defect.
6. Must be signed by Authorized Signer. Form will be returned if unsigned.

1. Entity Information:	Name of entity as on file with the Nevada Secretary of State: Eastside Distilling, Inc. Entity or Nevada Business Identification Number (NVID): NV20041379435
2. Document:	Name of document with inaccuracy or defect: Certificate of Designation of the Series G Preferred Stock
3. Filing Date:	Filing date of document which correction is being made: November 26, 2024
4. Description:	Description of inaccuracy or defect: A scrivener's error omitted text from Section 3(b) that is necessary to comply with Nasdaq Rules.
5. Correction:	Correction of inaccuracy or defect: The sentence set forth on Exhibit A to this Certificate will be added to Section 3(b) to achieve compliance with Nasdaq Rules.
6. Signature: (Required)	X /s/ Geoffrey Gwin **Signature** 12/2/24 Date

This form must be accompanied by appropriate fees.

Page 1 of 1
Revised: 8/1/2023

EXHIBIT A TO

the Certificate of Correction to the
Certificate of Designations, Preferences and Rights of the
Series G Convertible Preferred Stock of
Eastside Distilling, Inc.

December 2, 2024

WHEREAS, pursuant to the authority expressly conferred upon the Board of Directors (the "**Board**") of Eastside Distilling, Inc., a Nevada corporation (the "**Company**") and by the Company's Articles of Incorporation, as amended (the "**Articles of Incorporation**"), the Board previously designated the Series G Convertible Preferred Stock and the number of shares constituting such series, and fixed the rights, powers, preferences, privileges, limitations and restrictions relating to such series in addition to any set forth in the Articles of Incorporation, and the Company filed the Certificate of Designations, Preferences and Rights of the Series G Convertible Preferred Stock (the "**Certificate of Designations**") on November 26, 2024. Capitalized words and phrases used and not defined herein shall have the meanings set forth in in the Certificate of Designations; and

WHEREAS, Section 3(b) of the Certificate of Designations contained a scrivener's error with respect to the conversion provisions set forth therein.

NOW, THEREFORE, the Certificate of Designations is hereby corrected as follows:

Section 3(b) is hereby corrected by adding the following sentence to the end of that Section:

> Notwithstanding anything herein to the contrary, in no event shall the Conversion Price be reduced to less than 20% of the "Minimum Price" as such term is defined by the rules and regulations of The Nasdaq Stock Market LLC.

* * * * *

1

FRANCISCO V. AGUILAR
Secretary of State

DEPUTY BAKKEDAHL
Deputy Secretary for
Commercial Recordings

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
401 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7141

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Business Entity - Filing Acknowledgement

01/21/2025

Work Order Item Number:	W2025012101401-4192665
Filing Number:	20254610249
Filing Type:	Amended Certification of Stock Designation After Issuance of Class/Series
Filing Date/Time:	1/21/2025 11:07:00 AM
Filing Page(s):	1

Indexed Entity Information:

Entity ID: C3430-2004

Entity Name: EASTSIDE DISTILLING, INC.

Entity Status: Active

Expiration Date: None

Commercial Registered Agent

LAUGHLIN ASSOCIATES, INC.

680 W Nye lane Ste 202, Carson City, NV 89703, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

FRANCISCO V. AGUILAR
Secretary of State

Page 1 of 1

Commercial Recording Division
401 N. Carson Street

Docusign Envelope ID: C6D801E9-B4BA-4A8A-A655-90B064D9CA9B

Filed in the Office of	Business Number C3430-2004
FVAguilar	Filing Number 20254610249
Secretary of State State Of Nevada	Filed On 1/21/2025 11:07:00 AM
	Number of Pages 1

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☐ Certificate of Designation
☐ Certificate of Amendment to Designation - Before Issuance of Class or Series
☒ Certificate of Amendment to Designation - After Issuance of Class or Series
☐ Certificate of Withdrawal of Certificate of Designation

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information: Name of entity: Eastside Distilling, Inc.

Entity or Nevada Business Identification Number (NVID): NV20041379435

2. Effective date and time: For Certificate of Designation or Amendment to Designation Only (Optional): Date: Time: (must not be later than 90 days after the certificate is filed)

3. Class or series of stock: (Certificate of Designation only) The class or series of stock being designated within this filing:

4. Information for amendment of class or series of stock: The original class or series of stock being amended within this filing: Series G Convertible Preferred Stock

5. Amendment of class or series of stock:

☐ Certificate of Amendment to Designation- Before Issuance of Class or Series
As of the date of this certificate no shares of the class or series of stock have been issued.

☒ Certificate of Amendment to Designation- After Issuance of Class or Series
The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.

6. Resolution: Certificate of Designation and Amendment to Designation only)

By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.*

The Board authorizes and approves increasing the amount of authorized shares of Series G Convertible Preferred Stock to 11,000,000 shares.

7. Withdrawal: Designation being Withdrawn: Date of Designation:

No shares of the class or series of stock being withdrawn are outstanding.

The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *

8. Signature: (Required)

X Signed by: Geoffrey Gwin
32A2E5D070F9445...
Signature of Officer

Date: 1/21/2025

* Attach additional page(s) if necessary

This form must be accompanied by appropriate fees.

Page 1 of 1
Revised: 8/1/2023

STATE OF NEVADA

FRANCISCO V. AGUILAR
Secretary of State

RUBEN J. RODRIGUEZ
Deputy Secretary for Southern Nevada

2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2452

OFFICE OF THE
SECRETARY OF STATE

GABRIEL DI CHIARA
Chief Deputy Secretary of State

DEANNA L. REYNOLDS
Deputy Secretary for Commercial Recordings

401 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7141

Business Entity - Filing Acknowledgement

04/25/2025

Work Order Item Number:	W2025042500573-4408932
Filing Number:	20254848369
Filing Type:	Amended Certification of Stock Designation After Issuance of Class/Series
Filing Date/Time:	4/25/2025 8:48:00 AM
Filing Page(s):	4

Indexed Entity Information:

Entity ID: C3430-2004 **Entity Name:** Beeline Holdings, Inc.

Entity Status: Active **Expiration Date:** None

Commercial Registered Agent

COGENCY GLOBAL INC.*

321 W. WINNIE LANE #104, Carson City, NV 89703, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

FRANCISCO V. AGUILAR
Secretary of State

Page 1 of 1
Commercial Recording

2250 Las Vegas Blvd North
North Las Vegas, NV 89030

401 N. Carson Street
Carson City, NV 89701

1 State of Nevada Way
Las Vegas, NV 89119

Docusign Envelope ID: 26068AB0-E1D1-4AEB-9513-B602DDE0FBA0

Filed in the Office of	Business Number C3430-2004
FVAguilar	Filing Number 20254848369
Secretary of State State Of Nevada	Filed On 4/25/2025 8:48:00 AM
	Number of Pages 3

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☐ Certificate of Designation
☐ Certificate of Amendment to Designation - Before Issuance of Class or Series
☒ Certificate of Amendment to Designation - After Issuance of Class or Series
☐ Certificate of Withdrawal of Certificate of Designation

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity: Beeline Holdings, Inc. Entity or Nevada Business Identification Number (NVID): NV20041379435
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing:
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing: Series G Convertible Preferred Stock
5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☒ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6. Resolution: Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.* The Board authorizes and approves the amendment to the Series G Convertible Preferred Stock in the form attached hereto as Exhibit A.
7. Withdrawal:	Designation being Withdrawn: Date of Designation: No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X DocuSigned by: Nicholas Liuzza FFDCACCDCADD42F... Signature of Officer Date: 4/24/2025

* Attach additional page(s) if necessary
This form must be accompanied by appropriate fees.

Page 1 of 1
Revised: 8/1/2023

Docusign Envelope ID: 26068AB0-E1D1-4AEB-9513-B602DDE0FBA0

EXHIBIT A TO
the Second Certificate of Amendment to the
Certificate of Designations, Preferences and Rights of the
Series G Convertible Preferred Stock of
Beeline Holdings, Inc.

April 24, 2025

WHEREAS, pursuant to the authority expressly conferred upon the Board of Directors (the "**Board**") of Beeline Holdings, Inc., a Nevada corporation (the "**Company**") and by the Company's Articles of Incorporation, as amended (the "**Articles of Incorporation**"), the Board previously designated the Series G Convertible Preferred Stock and the number of shares constituting such series, and fixed the rights, powers, preferences, privileges, limitations and restrictions relating to such series in addition to any set forth in the Articles of Incorporation, and the Company filed the Certificate of Designations, Preferences and Rights of the Series G Convertible Preferred Stock on November 26, 2024 (as amended, the "**Certificate of Designations**"). Capitalized words and phrases used and not defined herein shall have the meanings set forth in in the Certificate of Designations; and

WHEREAS, the Board has determined to amend the Certificate of Designations as set forth herein.

NOW, THEREFORE, pursuant to the authority expressly conferred upon the Board of the Company and by the Company's Articles of Incorporation, the Certificate of Designations is hereby amended as follows:

Section 3(e) of the Certificate of Designations is hereby amended by adding the following to the end of that Section:

> Notwithstanding anything herein to the contrary, in the event a Holder is or becomes subject to Section 16(a) of the 1934 Act by virtue of being am executive officer or director of the Company, then, beginning 61 days after such Holder became subject to Section 16(a) of the 1934 Act and continuing for as long as such Holder remains subject to Section 16(a) of the 1934 Act by virtue of being an executive officer or director of the Company, the Maximum Percentage shall not apply to such Holder for all purposes of this Certificate of Designations and the Preferred Shares held by such Holder.

Section 5(e) of the Certificate of Designations is hereby amended by adding the following to the end of the definition of "Exempt Issuance" in that Section:

> (vii) securities issued pursuant to an equity line of credit; (viii) securities issued in any financing transaction entailing the sale and issuance of shares of the Company's common stock and/or warrants to purchase common stock or other derivative securities to or through an underwriter or sales agent which is a registered broker-dealer; and (ix) any other sales or issuances of securities that are approved by the Required Holders.

Docusign Envelope ID: 26068AB0-E1D1-4AEB-9513-B602DDE0FBA0

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Certificate of Designations as of the 24th day of April 2025.

BEELINE HOLDINGS, INC.

DocuSigned by:

By: Nicholas Liuzza

FFB6A06BCABB42F...

Nicholas Liuzza, Chief Executive Officer

BEELINE HOLDINGS, INC.

VOTE BY INTERNET - www. BLNE.vote

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on October 1, 2025. Have your proxy card in hand when you access the web site and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

DURING THE MEETING– Dial 1-877-407-3088.

You may attend the meeting exclusively via audio conference call. Have the information that is printed in the box marked by the arrow available and follow instructions.

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Mark, date, sign and email the proxy card to proxy@equitystock.com ATTN: Shareholder Services.

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Mark, date, sign and fax the enclosed proxy card to 646-201-9006, ATTN: Shareholder Services

VOTE BY MAIL Mark, sign and date your proxy card and promptly return it to EQUITY STOCK TRANSFER 237 W 37th Street, Suite 602, New York, New York 10018, Attention: Shareholder Services.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BEELINE HOLDINGS, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR all listed nominees:
1.	Elect six directors for a one-year term expiring at the next annual meeting of stockholders.	[ ]	[ ]	[ ]	____________________________

Nominees:

01) Nicholas R. Liuzza, Jr. 02) Joseph Caltabiano 03) Eric Finnsson 04) Joseph Freedman 05) Francis Knuettel, II 06) Stephen Romano

The Board of Directors recommends you vote “FOR” Proposals 2, 3, 4 and 5.		For	Against	Abstain

2.	Approval of the Amended and Restated Beeline Holdings, Inc. 2025 Equity Incentive Plan.	[ ]	[ ]	[ ]

3.	Approval of the additional shares of the Company’s Common Stock issuable under Series G Convertible Preferred Stock and Warrants.	[ ]	[ ]	[ ]

4.	Approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting.		[ ]	[ ]	[ ]

NOTE: Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2024 are available at www.BLNE.vote.

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BEELINE HOLDINGS, INC.

Annual Meeting of Stockholders

October 2, 2025 11:00 AM, ET

This proxy is solicited on behalf of the Board of Directors

The stockholder(s) hereby appoint(s) Nicholas R. Liuzza, Jr. and Christopher R. Moe, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of BEELINE HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM, ET on October 2, 2025, virtually via audio conference call at 1-877-407-3088, and any adjournment or postponement thereof. No in-person meeting will be held.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side